Exhibit 10.7

ETF Master Agreement

This ETF Master Agreement (the “Master Agreement”) is entered into as of this 1ST day of October, 2013 (the “Effective Date”) between:

(I)	S&P Opco, LLC, a Delaware limited liability company with offices at 55 Water Street, New York, New York 10041, USA (“S&P”), and

(II)	The entity described in the Schedule hereto (“LICENSEE”).

WHEREAS:

(A)	S&P or its licensors compiles, calculates, maintains and owns (and/or licenses from others) certain rights in and to the S&P Indices (as defined herein) and to the proprietary data contained therein; and

(B)	S&P uses in commerce and asserts trade name and trademark rights to the S&P Marks (as defined herein) which are associated with the S&P Indices (and/or licenses from others certain rights in and to the S&P Marks); and

(C)	S&P has the right to use the designations “Dow Jones” and “DJ” pursuant to a Trademark License Agreement (the “Trademark License Agreement”) dated March 18, 2010 with Dow Jones & Company, Inc. (“Dow Jones”) (such rights being hereinafter individually and collectively referred to as the "Dow Jones Marks") and, subject to the Trademark License Agreement, S&P uses in commerce and has trade name, trademark and/or service mark rights to the names identifying certain S&P Indices and such other trademarks and/or service marks identified in the ETF License (defined below); and

(D)	LICENSEE wishes to use each S&P Index to create one or more ETFs (as defined herein) that are sponsored, advised and/or managed by LICENSEE or a Permitted Sublicensee (“LICENSEE ETF”), each of which is designed to perform in a manner which Tracks (as defined below) a specific S&P Index; and

(E)	LICENSEE wishes to use the S&P Marks in connection with the identification and marketing of the LICENSEE ETFs and in connection with making disclosures about the LICENSEE ETFs under applicable laws, rules and regulations in order to indicate that S&P is the source of the S&P Indices; and

(F)	LICENSEE wishes to obtain, and S&P wishes to grant, a license (or licenses) to so use the S&P Indices and the S&P Marks pursuant to the terms and conditions hereinafter set forth.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Definitions & Interpretation.

1.1.	The following words, terms and phrases shall, where used in this Master Agreement and each ETF License hereunder, have the meanings ascribed to them below save where the context otherwise expressly requires:-

1.1.1.	“Affiliate” of an entity is any other entity (including, but not limited to, a partnership or joint venture) that directly or indirectly (i) controls; (ii) is controlled by; or (iii) is under common control with such person or entity. For purposes of this definition and the definition of “Change

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in Control”, “control” means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or equity ownership interests of an entity.

1.1.2.	“Change in Control” means (i) the acquisition of control of LICENSEE directly or indirectly by a party that was not an Affiliate of LICENSEE prior to such transaction; (ii) the merger or consolidation of LICENSEE directly or indirectly into or with a party that was not an Affiliate of LICENSEE prior to such transaction; or (iii) the sale of LICENSEE or substantially all of its assets directly or indirectly to a third party.

1.1.3.	“Commencement Date” means the start date of the term of each ETF License entered into hereunder, as set forth therein.

1.1.4.	“Designated OSM” (if any) means the first Organized Securities Market on which the Parties agree that LICENSEE will List a LICENSEE ETF which Tracks a particular S&P Index, as described in Paragraph J2.

1.1.5.	“Dow Jones Marks” shall have the meaning set forth in the Whereas clause (C);

1.1.6.	“ETF” means an open ended pooled investment vehicle, unit trust, investment company or other collective or commingled investment vehicle that has the following characteristics: (i) it issues, sells and redeems blocks of shares, units or other interests, which blocks are sometimes referred to as “creation units”; (ii) the shares, units or similar interests thereof are Listed on an Organized Securities Market; and (iii) the investment objective and configuration of the investment vehicle is either (x) an algorithmic investment vehicle which issues and maintains an equal numbers of up shares and down shares where an increase in an underlying index will increase the entitlements over the investment vehicle to the up shares, and where a decrease in an underlying index will increase the entitlements over the investment vehicle to the down shares (respectively, the “Up Shares” and “Down Shares”) and where the basket of securities and/or other financial instruments is limited to cash, short-dated U.S. Treasuries and other cash equivalents, or (y) an investment vehicle which at all times owns a basket of securities and/or other financial instruments, such as futures, options, forward contracts and other derivative contracts in an attempt to Track the performance of the securities represented by a single underlying index (the “Underlying Index”). As used herein, the term "ETF" excludes, without limitation, ETNs, indexed warrants, indexed debt instruments, options, futures contracts or other derivative contracts based on the value of ETF Shares or on an Underlying Index, or other securities or index-linked contracts that are traded on Organized Securities Markets but that are not defined herein.

1.1.7.	“ETF License” means each sequentially numbered discrete contract document (substantially following the form of S&P’s then current version thereof) entered into by the Parties from time to time hereunder and pursuant to which one or more Licenses for specific S&P Indices and S&P Marks may be granted to LICENSEE. The current version of the ETF License is attached hereto as Exhibit A.

1.1.8.	“ETF Share” means any of a single share (where only one share class is present), an Up Share, a Down Share, or other unit representing a proportionate interest in the assets of an ETF, which interest is not divided into smaller fractions.

1.1.9.	“ETF Type” means the type or class of a particular LICENSEE ETF, as described in Paragraph E2.

1.1.10.	“ETN” means a note or similar instrument (whether secured or unsecured) which does not conform with the definition of ETF as defined herein and is issued by an underwriting bank or

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other third party that: (i) Tracks the performance of a specific Underlying Index; (ii) is listed and/or traded on any Organized Securities Market; (iii) may or may not provide for interest or other payments prior to maturity; and (iv) may be redeemed at the option of the holder thereof at a value based on or derived from, at the time of redemption, the performance of such Underlying Index.

1.1.11.	“Exclusivity Period” (if any) is defined in Paragraph G.

1.1.12.	“Informational Materials” is defined in Section 11.1.

1.1.13.	“Initial Term” means the period after the Commencement Date defined in Paragraph H1.

1.1.14.	“Launch Date” means, with respect to a particular S&P Index, the date on which LICENSEE ETF Shares for the first LICENSEE ETF Tracking such S&P Index are first Listed on an Organized Securities Market.

1.1.15.	“License Fees” is defined in Section 5.1 and Paragraph I.

1.1.16.	“License” is defined in Section 2.1.

1.1.17.	“LICENSEE ETF” is defined in the preamble to this Master Agreement and in Paragraphs E1 and E2.

1.1.18.	“LICENSEE ETF Share” means an ETF Share of a LICENSEE ETF.

1.1.19.	“Listed” means, with respect to particular ETF Shares and a particular Organized Securities Market, that (i) the ETF Shares are offered, traded, listed, purchased, sold, crossed, or exchanged through the medium or with the assistance of such Organized Securities Market; and (ii) all required regulatory approvals have been obtained with respect thereto. “List” and “Listing” have a commensurate meaning.

1.1.20.	“Organized Securities Market” means any broker-dealer, automated quotation system of a registered securities association, exchange, or other entity or organization located in any part of the world (a) that (i) is subject to regulation as an exchange under applicable laws, rules or regulations of its jurisdiction; or (ii) acts in an exchange-like capacity, with or without a recognized status or formal exemptive or no-action relief from the competent government or regulatory authority in its jurisdiction, by virtue of it, as principal or agent, acting on a regular basis as an intermediary between buyers and sellers, or constituting, maintaining or providing a market place or facilities for bringing together buyers and sellers or for otherwise performing the functions commonly provided by an exchange; and (b) through the medium of which or with the assistance of which Financial Instruments are offered, traded, listed, purchased, sold, crossed, or exchanged. For the purposes of this definition, “Financial Instruments” means commodities, securities, and derivatives of all types, including, without limitation, stocks and other equity instruments, bonds and other debt instruments, commodities and futures, forwards, swaps, and options that derive their value from bonds, equities, commodities or indices thereof.

1.1.21.	“Paragraph” means the relevant paragraph of each ETF License entered into under the provisions of this Master Agreement.

1.1.22.	“Party” refers individually to either S&P or LICENSEE and “Parties” refers collectively to S&P and LICENSEE.

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1.1.23.	“Permitted Sublicensees” is defined in Section 3.1.

1.1.24.	“Quarter” means each calendar quarter of three (3) months ending on the last day of each of December, March, June and September.

1.1.25.	“Renewal Term” means the consecutive periods of time (after expiry of the Initial Term) defined in Paragraph H2.

1.1.26.	“S&P Indices” (individually, an “S&P Index”) means each of the one or more indices (owned by S&P and/or its Third Party Licensors, as applicable) listed in Paragraph D.

1.1.27.	“S&P Index Sub-Components” means each of the sectors, industries, peer groups or classes of asset defined by S&P or its Third Party Licensors and which may in aggregate comprise an S&P Index.

1.1.28.	“S&P Marks” means the marks (owned by S&P and/or its Third Party Licensors, as applicable) (which may include, without limitation, the Dow Jones Marks) set forth in Paragraph K.

1.1.29.	“Section” means the relevant section of this Master Agreement.

1.1.30.	“Target Launch Date” is defined in Section 8.1 and Paragraph J1.

1.1.31.	“Term” is defined in Section 7.1.

1.1.32.	“Territory” is defined in Paragraph F.

1.1.33.	“Third Party Licensors” means those one or more third parties (if any) whose indices and/or marks (and the intellectual property therein) S&P has obtained a license to use and to license to others (including, in certain cases, the S&P Indices and/or S&P Marks) including, without limitation Affiliates of S&P, such as Dow Jones Opco, LLC, and Dow Jones.

1.1.34.	“Total Expenses” means, with respect to any ETF, the total fees and expenses paid for by such ETF, net of waivers and rebates granted to its shareholders.

1.1.35.	“Track” (or “Tracking”) means, with respect to either an ETF or an ETN, that the performance (and therefore the value) of such ETF or ETN is linked or connected to the performance of a particular Underlying Index, according to the ETF Type specified in Paragraph E2 of the relevant ETF License.

1.2.	Colored text is used purely for ease of reference and shall have no impact on the interpretation of this Master Agreement.

2.	Grant of License.

2.1.	Subject to the terms and conditions of this Master Agreement and the relevant ETF License, S&P hereby grants to LICENSEE a limited, non-transferable and non-exclusive (except as expressly stated in Paragraph G) license during the Term to do the following in the Territory (the “License”):

2.1.1.	to use each S&P Index and the corresponding S&P Marks in the Territory to establish, organize, structure, sponsor, and manage a LICENSEE ETF; and

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2.1.2.	to List each such LICENSEE ETF on an Organized Securities Market in the Territory, subject to Section 4; and

2.1.3.	to use the relevant S&P Marks in the Territory as part of the name of each such LICENSEE ETF (as such name is approved by S&P in accordance with Section 11.1.3); and

2.1.4.	to use the relevant S&P Marks in connection with the offer, sale, distribution, marketing and promotion of each such LICENSEE ETF in the Territory for the sole purpose of identifying S&P (and its Third Party Licensors, if relevant) as the source of the underlying S&P Index; and

2.1.5.	to use the underlying S&P Index and the corresponding S&P Marks in connection with making such disclosure in the Territory about each such LICENSEE ETF as LICENSEE reasonably deems necessary or desirable under any applicable laws, rules or regulations or provisions of this Master Agreement, but only to the extent necessary to indicate S&P (and its Third Party Licensors, if relevant) as the source of the underlying S&P Index.

2.2.	The License shall be entirely non-exclusive, except as otherwise expressly stated in Paragraph G of any ETF License.

2.3.	The number of indices and/or marks included in the respective definitions of S&P Indices and/or the S&P Marks, and subject to the License, may be revised upon mutual written agreement by the Parties, and such changes shall be reflected by written amendment to the applicable ETF License(s) or the execution of one or more new ETF Licenses by S&P and LICENSEE.

2.4.	No rights to use the S&P Indices or the S&P Marks are granted under this Master Agreement or any ETF License other than the License rights specifically described and expressly granted in any ETF License entered into hereunder. Rights to trade, or to license third parties to trade, any securities or financial instruments based on or linked to ETF Shares shall at all times be granted (or not granted) at the sole discretion of S&P.

2.5.	Except for the License specifically provided herein, neither this Master Agreement nor any ETF License shall transfer to LICENSEE any right to, or interest in, the S&P Indices or the S&P Marks. It is expressly understood that S&P retains the right to license the S&P Indices and the S&P Marks for any uses, including, but not limited to, uses of the S&P Indices and the S&P Marks in connection with products derived from an ETF. It is further expressly understood that neither this Master Agreement nor any ETF License conveys any rights to, or interest in, any other S&P index or mark or any other property of S&P and/or its Third Party Licensors.

2.6.	S&P shall inform LICENSEE of any change in any of the S&P Marks. In such event LICENSEE will have 60 days from receipt of such written notice to change the name of the LICENSEE ETF, update all Informational Materials and comply with such other reasonable requirements of S&P in connection therewith. Should LICENSEE fail to so do within such 60 day period, S&P shall have the right to terminate the relevant ETF License(s) upon written notice to LICENSEE.

2.7.	For the avoidance of doubt, no License granted to LICENSEE under any ETF License and this Master Agreement shall include any right or license to create, establish, organize, structure, sponsor, manage and/or List discrete ETFs which Track any one or more of the S&P Index Sub-Components of any S&P Index.

2.8.	From time to time on or after the Effective Date, LICENSEE and S&P may agree to enter into one or more ETF Licenses, pursuant to which LICENSEE shall obtain the right to use the S&P Indices and/or S&P Marks set forth therein in accordance with the terms and conditions of this Master Agreement and

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such ETF License. LICENSEE shall not have the right to use, or allow any Permitted Sublicensees to use, any of the S&P Indices and/or S&P Marks unless LICENSEE enters into an ETF License as set forth herein. The use of any S&P Indices and/or any S&P Marks with respect to a particular LICENSEE ETF is subject to additional terms, conditions and restrictions as set forth in the ETF License for such LICENSEE ETF. Upon execution by LICENSEE and S&P, each ETF License shall constitute a separate agreement and, except for any provisions herein that are specifically excluded or modified in such ETF License, shall incorporate therein the terms and conditions of this Master Agreement. In the event of any conflict, ambiguity or consistency between the terms of this Master Agreement and the terms of any ETF License, the terms of the ETF License shall prevail with respect to that ETF License only. Except as may be expressly agreed to in writing by an authorized representative of each Party, any modifications contained in any ETF License shall not modify this Master Agreement with respect to any other ETF License.

3.	Sublicenses.

3.1.	LICENSEE is entitled to sublicense the rights granted to it to use the S&P Indices and the S&P Marks pursuant to the relevant ETF License to the following entities (the “Permitted Sublicensees”):

3.1.1.	any Affiliate of LICENSEE, provided, however, that: (A) such Affiliate shall not have the further power to sublicense to third parties any rights to use the S&P Indices or the S&P Marks (other than to the relevant LICENSEE ETF(s)); and (B) such sublicense shall be in writing and shall by its terms immediately terminate if (i) this Master Agreement (or the relevant ETF License) expires or terminates, or (ii) such Permitted Sublicensee ceases to be an Affiliate of LICENSEE; and

3.1.2.	the LICENSEE ETF(s), provided, however, that: (A) the LICENSEE ETF(s) shall not have the further power to sublicense to third parties any rights to use the S&P Indices or the S&P Marks; and (B) such sublicense shall be in writing and shall by its terms immediately terminate if (i) this Master Agreement (or the relevant ETF License) expires or terminates, or (ii) LICENSEE or the applicable Affiliate of LICENSEE ceases to exercise investment discretion over the such LICENSEE ETF in its capacity as manager, investment adviser, trustee, or other comparable capacity.

3.2.	Each sublicense entered into pursuant to Section 3.1 (each, a “Sublicense Agreement”) shall:

3.2.1.	include all relevant terms and conditions of the relevant ETF License and this Master Agreement (including, without limitation, the provisions relating to the restrictions on and scope of the License provided herein, proprietary rights, use of the S&P Marks, warranties, disclaimers, limitations of liability, indemnification, confidential information and audit) or terms and conditions substantially identical thereto; and

3.2.2.	provide that: (A) each of S&P and the relevant Third Party Licensors (if any) is an intended third party beneficiary of the provisions of such Sublicense Agreement (including, without limitation, the provisions described in the foregoing Section 3.2.1; and (B) each of S&P and such Third Party Licensor(s) is entitled to rely on such provisions, and enforce such Sublicense Agreement, to the same extent as LICENSEE; and

3.2.3.	provide that upon the expiration or effective date of termination thereof, the Permitted Sublicensee’s right to use the relevant S&P Indices and S&P Marks shall immediately terminate.

3.3.	LICENSEE shall remain obligated as a principal (as distinguished from being obligated as a surety) under the terms of this Master Agreement and each ETF License with respect to any actions taken by

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any Permitted Sublicensee or by any Affiliate of LICENSEE or any LICENSEE ETF in connection with this Master Agreement, any ETF License and/or any Sublicense Agreement. Failure by LICENSEE to comply with the provisions of this Section 3 shall be deemed a material breach of this Master Agreement.

3.4.	LICENSEE shall give prompt written notice to S&P of the expiration or termination of any Sublicense Agreement, and shall give S&P at least three (3) months advance written notice of any such expiration or termination, provided that if termination with less than three (3) months notice is necessary to prevent infringement of any S&P Marks, LICENSEE shall give S&P such advance written notice as is reasonably practicable under the circumstances.

4.	Listing of LICENSEE ETFs.

4.1.	LICENSEE acknowledges and agrees that, as a condition to LICENSEE’s engagement of an Organized Securities Market to serve as the primary listing exchange for any LICENSEE ETF, S&P may (but is not obliged to) require that such Organized Securities Market first enter into a commercially reasonable written license agreement with S&P pursuant to which S&P shall grant to such Organized Securities Market appropriate rights to use the relevant S&P Marks and/or S&P Indices.

4.2.	LICENSEE shall not cause any LICENSEE ETF Shares to be Listed on an Organized Securities Market in the absence of such a license agreement, if required by S&P pursuant to Section 4.1, between S&P and such Organized Securities Market, and the Parties shall use commercially reasonable efforts to cooperate to obtain any such agreement.

4.3.	Further, LICENSEE acknowledges that S&P requires Organized Securities Markets to use their best efforts to protect the goodwill and reputation of S&P and of the S&P Marks and S&P Indices in connection with their Listing of ETFs based on any S&P Index. Material breach of this obligation by any Organized Securities Market may result in termination of its license from S&P.

5.	License and Other Fees.

5.1.	License Fees. In consideration for the rights granted under this Master Agreement and any ETF License entered into hereunder, including the License, LICENSEE shall pay S&P the license fees set forth in Paragraph I (“License Fees”).

5.2.	All License Fees due to S&P under this Master Agreement and any ETF License entered into hereunder (a) are exclusive of any sales and/or value added taxes and delivery costs, which shall be the responsibility of LICENSEE, (b) are non-refundable, and (c) unless otherwise set forth in Paragraph I, are payable in US Dollars.

5.3.	If any of the License Fees are subject to withholding taxes by a country other than the country of tax residence of S&P (“Home Country”), LICENSEE shall provide to S&P an original receipt from the tax authorities of such foreign country evidencing the amount of tax withheld. Such receipt shall be furnished at the time such fee is paid to S&P or as soon thereafter as is practicable. If S&P is denied a foreign tax credit due to the failure of LICENSEE to provide satisfactory evidence of the amount withheld, LICENSEE shall pay to S&P an amount sufficient to compensate, on an after tax basis, for the credit denied. If a tax treaty exists between the Home Country and the foreign country that is subjecting the fees to withholding taxes, S&P hereby elects to apply the withholding rate applicable under such tax treaty. If LICENSEE requires a special certificate from S&P to make the election, LICENSEE will notify S&P and the certificate will be provided by S&P at the time of execution of this Master Agreement.

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5.4.	S&P shall have the right to modify the license fees payable under the ETF License at the start of each Renewal Term by providing LICENSEE sixty (60) days written notice of such modification. Further, S&P shall also have the right to pass on any additional charges from any securities exchanges or other sources related to LICENSEE’s use of the S&P Indices hereunder; provided, however, S&P has provided at least sixty (60) days’ prior written notice of any such charges, except when S&P may not be able to do so if a charge is imposed by a securities exchange or other source without giving S&P sufficient time to notify LICENSEE in advance, in which case S&P shall provide as much notice as is commercially practicable under the circumstances with respect to such securities exchange or other source charge. If LICENSEE objects to such license fee modification and/or pass through of additional charges from a securities exchange or other source, LICENSEE shall have the right to terminate this Agreement without penalty by providing S&P written notice of termination within thirty (30) days of receipt of notification of the modification (time being of the essence in such respect) such notice to be effective within one hundred and eighty (180) days after it is served.

6.	Audit.

6.1.	LICENSEE shall at all times during the Term and for so long as any LICENSEE ETFs are outstanding and continuing for a period of thirty-six (36) months thereafter (“Audit Period”), maintain full and accurate records (in accordance with standard generally-accepted accounting practices) of all matters relating to the use of the S&P Indices and S&P Marks by LICENSEE and/or any Permitted Sublicensee and the calculation of the License Fees due to S&P under this Master Agreement and any ETF License entered into hereunder (“Records”) for the most recent thirty-six (36) months.

6.2.	During the Audit Period, S&P shall have the right, during normal business hours and upon reasonable written notice to LICENSEE or the applicable Permitted Sublicensee, to audit at LICENSEE’s premises identified in Paragraph B or such Permitted Sublicensee’s premises (or such other premises as may be agreed by S&P) on a confidential basis the relevant Records to the extent reasonably necessary to (i) determine that any and all License Fees payable to S&P shall have been accurately determined in accordance with this Master Agreement and the relevant ETF License and (ii) audit the manner and usage of the S&P Indices and S&P Marks, in each case to confirm that such usage has been in accordance with this Master Agreement and the relevant ETF License and that all applicable restrictions on use have been observed. The number of physical audits at LICENSEE’s premises is limited to four (4) per year.

6.3.	S&P’s costs to conduct such audit shall be borne by S&P, except that LICENSEE shall bear such cost if the audit discloses that LICENSEE has underpaid S&P by five percent (5%) or more for the period being audited. LICENSEE shall immediately reimburse S&P for any underpayment discovered by such audit.

7.	Term and Termination.

7.1.	Term. This Master License shall commence on the Effective Date and shall continue in effect thereafter for as long as any ETF License entered into pursuant to this Master License remains in effect. The term of each ETF License shall commence on the Commencement Date specified therein and shall continue for the Initial Term, unless earlier terminated as provided in this Master Agreement or such ETF License. After the Initial Term expires, each ETF License shall renew automatically for consecutive Renewal Terms, unless either Party provides written notice to the other Party of its intent not to renew at least ninety (90) days prior to the end of the Initial Term or (if later) the then current Renewal Term, or unless earlier terminated as provided in this Master Agreement or such ETF License. The period of time during which each ETF License remains in effect is referred to herein as the “Term”. In addition, each ETF License shall terminate automatically upon the termination of the

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License (including, without limitation, pursuant to this Section 7 or Section 8) with respect to the S&P Indices and S&P Marks licensed thereunder.

7.2.	Termination for Breach. If either Party breaches a material term or condition of this Master Agreement and/or any ETF License or commits persistent breaches of this Master Agreement and/or any ETF License (including, without limitation, persistent minor breaches of which the other Party has complained in writing within a reasonable time after learning thereof), the other Party may terminate the relevant ETF License by giving at least thirty (30) days prior written notice thereof; provided, however, that such termination shall not take effect if the breaching Party corrects such breach and serves written notice upon the other Party of such corrective action prior to the effective date of termination. Termination pursuant to this Section 7.2 will not impair any other rights or remedies of a Party pursuant to applicable law.

7.3.	Termination by LICENSEE. LICENSEE may terminate any ETF License, as it relates to one or more LICENSEE ETFs and the corresponding S&P Indices and S&P Marks, upon at least sixty (60) days (or upon such lesser period of time if required pursuant to a court order or any applicable law or regulatory requirements) prior written notice to S&P if: (i) legislation or regulations are adopted or any regulatory or self-regulatory agency issues an interpretation that, in LICENSEE’s reasonable judgment, materially impairs LICENSEE's ability to market and/or promote such LICENSEE ETF(s) under such ETF License in all jurisdictions of the Territory; or (ii) any material litigation or regulatory proceeding regarding such LICENSEE ETF(s) is threatened or commenced against LICENSEE, and LICENSEE reasonably believes that such litigation or proceeding would have a material and adverse effect upon its ability to market and/or promote such LICENSEE ETF(s) under such ETF License; or (iii) LICENSEE elects to terminate the public offering or other distribution of such LICENSEE ETF(s) under such ETF License for any reason.

7.4.	Termination by S&P. In addition to its rights to terminate pursuant to Section 8, S&P may terminate any ETF License, as it relates to one or more S&P Indices and/or S&P Marks and the corresponding LICENSEE ETFs: (i) upon at least ninety (90) days (or upon such lesser period of time if required pursuant to a court order or any applicable law or regulatory requirements) prior written notice to LICENSEE if legislation or regulations are adopted or any regulatory or self-regulatory agency issues an interpretation or changes or withdraws any authorizations and/or registrations that, in S&P’s reasonable judgment, materially impairs S&P’s ability to license and provide such S&P Indices and/or S&P Marks under such ETF License and/or that requires S&P to obtain a Consent (as described in Section 16.5); or (ii) any litigation or proceeding is threatened or commenced, and S&P reasonably believes that such litigation or proceeding would have a material and adverse effect upon such S&P Marks and/or S&P Indices or upon the ability of S&P to perform under this Master Agreement and/or such ETF License; or (iii) upon written notice to LICENSEE if the actions or failures to act of LICENSEE and/or any Permitted Sublicensees have caused or threaten imminently to cause material damage or harm to S&P’s reputation or goodwill, provided that such notice will describe in reasonable detail the nature of the offending action or inaction; or (iv) upon written notice to LICENSEE in the event of a Change in Control; or (v) upon at least ninety (90) days (or upon such lesser period of time if required pursuant to a court order or any applicable law or regulatory requirements) prior written notice to LICENSEE in the event of any termination of S&P’s right to license the S&P Indices and/or S&P Marks of any Third Party Licensor (it being understood that S&P’s ability to provide such ninety (90) day notice is subject to S&P receiving sufficient advance notice from the applicable Third Party Licensor of any pending termination of such right).

7.5.	LICENSEE Obligations Upon Termination. Upon any expiration or termination of any ETF License, LICENSEE shall immediately cease all use of the S&P Indices and S&P Marks previously licensed thereunder and affected by such expiration or termination. At S&P’s request, an authorized officer of LICENSEE shall certify to S&P in writing that it has fully complied with this requirement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

7.6.	Payment Obligations Upon Termination. In the event of any expiration or termination of any ETF License, LICENSEE shall pay to S&P any and all unpaid License Fees and other amounts due under this Master Agreement and such ETF License. The License Fee amounts to be paid in the final calendar year of the Term of any ETF License shall be computed by prorating the amount of the License Fees on the basis of the number of elapsed days in the then-current year, up through and including the date of such expiration or termination.

7.7.	Survival. The following Sections shall survive any expiration or termination of any ETF License: (i) Sections 3.2, 5 (but only with respect to any fees accrued during the Term that remain unpaid), 7.5, 7.6, 7.7, 7.8, 12.1, 12.3, 12.4, 13.1, 13.3, 14, 18, 19 and 21 shall survive in perpetuity; (ii) Section 6 shall survive for the duration of the Audit Period as provided in such Section; and (iii) Section 15 shall survive for five (5) years after disclosure by either Party to the other of the last item of Confidential Information under such ETF License and/or this Master Agreement. All other rights and obligations under this Master Agreement (including, without limitation, the License) and each ETF License shall terminate in respect of such ETF License as of the effective date of expiration or termination thereof.

7.8.	Consequences of Termination. Termination of any ETF License shall not affect the continued subsistence of any other ETF License in effect at the time of such termination. Termination of any ETF License by either Party shall not act as a waiver of any breach of such ETF License and/or this Master Agreement and shall not act as a release of either Party from any liability for breach of such Party’s obligations under such ETF License and/or this Master Agreement. Neither Party shall be liable to the other for damages of any kind solely as a result of terminating any ETF License in accordance with the terms set forth in this Master Agreement and/or such ETF License. Termination of any ETF License by either Party shall be without prejudice to any other right or remedy of such Party under such ETF License, this Master Agreement and/or applicable law.

8.	Launch Obligations.

8.1.	LICENSEE (or the applicable Permitted Sublicensee) shall use commercial reasonable efforts to launch, and have Listed, at least one (1) LICENSEE ETF for each S&P Index on an Organized Securities Market located in the Territory, by the applicable launch date set forth in Paragraph J1 (“Target Launch Date”). Such Listing shall be on the Designated OSM (if such is designated in the ETF License at Paragraph J2).

8.2.	Promptly upon the addition of any new index to the definition of “S&P Indices” in an ETF License pursuant to Section 2.3, the Parties shall either (i) update and amend Paragraph J1 of the applicable ETF License with the agreed-upon Target Launch Date in respect of each such new index or (ii) enter into a new or additional ETF License in such regard.

8.3.	If LICENSEE fails to the meet the relevant Target Launch Date for any S&P Indices, then S&P has the option, exercisable in its sole discretion, of immediately terminating the License (under the relevant ETF License) by written notice served upon LICENSEE at any time thereafter and before such launch and Listing actually occurs and thus of terminating the relevant ETF License with respect to such S&P Indices.

9.	Discontinuation of the S&P Indices.

9.1.	S&P shall have the right, in its sole discretion, to discontinue the publication of any or all of the S&P Indices (such discontinued indices, individually, a “Discontinued Index” and collectively, the “Discontinued Indices”) and, in such event, to offer a replacement or substitute index therefor (each such index, individually, a “Substitute Index” and collectively, the “Substitute Indices”). S&P shall

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

have the right, in its sole discretion, to terminate the relevant ETF License in whole or in part (as applicable) with respect to any Discontinued Index if S&P does not offer a Substitute Index therefor.

9.2.	In the event that S&P intends to discontinue any of the S&P Indices, S&P shall give LICENSEE at least ninety (90) days’ prior written notice of such discontinuation, which notice (“Discontinuation Notice”) shall specify whether a Substitute Index will be made available. LICENSEE shall have the option, within sixty (60) days after receiving such Discontinuation Notice from S&P, to notify S&P in writing whether it intends to use the Substitute Index, if any, under the terms of the relevant ETF License.

9.3.	In the event that LICENSEE does not exercise such option or no Substitute Index is made available, the relevant ETF License shall terminate as of the date specified in the Discontinuation Notice (or other notice from S&P), provided that in the case of partial termination, such ETF License shall terminate solely with respect to the Discontinued Indices. Notwithstanding the foregoing provisions of this Section 9, in the event the discontinuation of publication of any S&P Index is a result of a determination made by the applicable Third Party Licensor, S&P shall only be required to provide LICENSEE with notice of such discontinuation to the extent that S&P receives the relevant notice from such Third Party Licensor.

10.	Certain S&P Obligations.

10.1.	In no event shall S&P be obligated to (i) engage in any marketing or promotional activities in connection with the LICENSEE ETFs, or (ii) make any representation or statement to investors or prospective investors in connection with the promotion by LICENSEE of the LICENSEE ETFs.

10.2.	S&P will use commercially reasonable efforts to safeguard the confidentiality of all impending changes in the components or method of computation of any of the S&P Indices until such changes are publicly disseminated, and will require the same of any agent with whom it has contracted for computation thereof.

10.3.	S&P shall provide LICENSEE with access to certain underlying data (which data is compiled, calculated and owned by S&P) in connection with the S&P Indices (“Index Data”), subject to the terms of a separate data subscription agreement by and between S&P and LICENSEE (“Data Subscription Agreement”). Notwithstanding anything to the contrary in the Data Subscription Agreement: (a) LICENSEE may only use the Index Data during the Term for its internal purposes solely to the extent necessary in order for LICENSEE to exercise the License rights granted under Section 2.1 and the relevant ETF License and not for any other purposes or in connection with any other funds or products other than the relevant LICENSEE ETF; and (b) LICENSEE may disseminate the Index Data corresponding to a particular LICENSEE ETF only (i) as required by applicable law or regulation, (ii) to permit market makers in the LICENSEE ETF to create or redeem LICENSEE ETF Shares in the course of their duties as market makers, and (iii) to the pricing agent who provides intraday indicative pricing on the LICENSEE ETF’s market value. In addition, in the event LICENSEE is required, pursuant to rules or regulations of the United States Securities & Exchange Commission or a Listed Organized Securities Market, to provide Index Data to any other party that is not included in the immediately preceding sentence, LICENSEE shall provide S&P with prior written notice of the requirement and any additional information S&P may reasonably require in order to make a decision as to whether LICENSEE may disseminate the Index Data to such other party and if so, the terms that should apply to any such dissemination. S&P agrees to permit any addition dissemination as required, pursuant to rules or regulations of the United States Securities & Exchange Commission or a Listed

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Organized Securities Market unless S&P deems, in its sole discretion that such dissemination presents a material, adverse effect on its Index Data business.

11.	Certain LICENSEE Obligations.

11.1.	Informational Materials and Quality Control.

11.1.1.	LICENSEE shall submit to S&P for its review and approval all informational materials pertaining to and to be used in connection with the LICENSEE ETFs, including, where applicable, all prospectuses, registration statements, advertisements, brochures and promotional and any other similar informational materials (including documents required to be filed with governmental and regulatory agencies) that in any way use or refer to S&P, the S&P Indices and/or the S&P Marks (the “Informational Materials”). “Informational Materials” will not include general references to the LICENSEE ETFs in materials that refer to various products sponsored or advised by LICENSEE or which are otherwise not specifically related to or created for the LICENSEE ETFs.

11.1.2.	S&P's approval shall be required with respect to the use of and description of S&P, the S&P Marks and the S&P Indices. S&P shall notify LICENSEE, by email and/or facsimile transmission in accordance with Section 21.7, of its approval or disapproval of any Informational Materials within five (5) days (excluding Saturday, Sunday and national holidays in the Territory or the United States) following receipt thereof from LICENSEE. Any disapproval shall state S&P's reasons therefor. Any failure by S&P to respond within such five (5) day period shall be deemed to constitute a waiver of S&P's right to review such Informational Materials. Requests to review Informational Materials shall be addressed to the person(s) specified in Paragraph L, at the address specified therein. Once particular Informational Materials have been affirmatively approved by S&P, subsequent identical or substantially similar Informational Materials that do not alter the use or description of S&P, the S&P Marks, the S&P Indices or any required disclaimers need not be submitted for further review and approval by S&P.

Without limiting any obligations or restrictions set forth herein and/or in any ETF License with respect to the use of the S&P Marks, LICENSEE shall ensure that its use and/or publication of Informational Materials featuring any S&P Marks will be of a quality consistent with then current uses by LICENSEE of its own trademarks and will be advertised, promoted and provided in accordance with such standard.

11.1.3.	The name of the LICENSEE ETF(s) shall be as set forth in the applicable ETF License at Paragraph E1. If additional indices are included in the definition of “S&P Indices” per Section 2.3, the name of the LICENSEE ETF(s) corresponding to such additional indices shall be set forth in the amended or new ETF License described in Section 2.3. LICENSEE shall submit to S&P for its review and approval all proposed changes to the names of any LICENSEE ETFs.

11.2.	Resignation As Adviser. LICENSEE shall give S&P prior written notice, and in any event shall use commercially reasonable efforts to give S&P at least six (6) months prior written notice, of LICENSEE’s (or, if applicable, the relevant Permitted Sublicensee’s) resignation or termination as investment adviser, manager, or trustee of any LICENSEE ETFs.

11.3.	Promotional Efforts. LICENSEE shall use its commercially reasonable efforts to promote, market and sell, or arrange for the promotion, marketing and sale of, the LICENSEE ETFs and to protect the goodwill and reputation of S&P in connection with its use of the S&P Indices and the S&P Marks. LICENSEE shall not represent or allow it to be represented by act or omission or otherwise that S&P sponsors, endorses, sells or promotes the LICENSEE ETFs and/or provides advice in relation thereto.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

11.4.	Compliance with Laws. LICENSEE shall perform its obligations as investment adviser, manager or trustee of all LICENSEE ETFs in accordance with all applicable laws, rules and regulations. LICENSEE shall in such performance not do or omit to do any act, matter or thing that may or will place S&P in any capacity in breach of any applicable laws, rules and/or regulations.

11.5.	LICENSEE shall use the following notice when referring to the S&P Indices or the S&P Marks in any Informational Material or a translation in the language of the concerned documentation:

“The "[Index]" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and [Third Party Licensor], and has been licensed for use by [LICENSEE]. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by [LICENSEE]. [Third Party Licensor’s Trademark(s)] are trademarks of the [Third Party Licensor] and have been licensed for use by SPDJI and [LICENSEE]. [LICENSEE ETF] is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or [Third Party Licensor] and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the [Index].”

or such similar language as may be approved in advance in writing by S&P, it being understood that (i) such notice need only refer to the specific S&P Marks referred to in the Informational Material; (ii) such notice may need to include additional S&P Marks, where relevant; and (iii) that such notice may need to account for S&P’s obligations to its Third Party Licensors.

12.	Ownership and Protection of the S&P Marks.

12.1.	LICENSEE acknowledges and agrees that the S&P Marks, and all rights, registrations and entitlements thereto, together with all applications, renewals, extensions and other filings relating thereto, are and will remain the exclusive property of S&P (or its Third Party Licensors as the case may be), and that all goodwill that attaches to the S&P Marks as a result of the use of such marks will redound to the exclusive benefit of S&P (or its Third Party Licensors as the case may be).

12.2.	During the Term, S&P will use commercially reasonable efforts to maintain in full force and effect the existing registrations of the S&P Marks (if any) already registered in the Territory, other than S&P Marks licensed to S&P by Third Party Licensors. LICENSEE will reasonably cooperate with S&P (at S&P’s expense) in the maintenance of such registrations and will take such actions and execute such instruments as S&P may from time to time reasonably request toward such end. Other than in respect of S&P Marks licensed to S&P by Third Party Licensors, S&P shall at its own expense and sole discretion exercise S&P’s common law and/or statutory rights against infringement of the S&P Marks, copyrights and other proprietary rights.

12.3.	The use of the S&P Marks pursuant to the License shall be in accordance with any relevant trademark usage guidelines that S&P may communicate to LICENSEE from time to time in writing or by email or facsimile.

12.4.	LICENSEE shall use its commercially reasonable efforts to protect the goodwill and reputation of S&P, the Third Party Licensors (if any), the S&P Indices and the S&P Marks in connection with its use of the S&P Indices and the S&P Marks under this Master Agreement and each ETF License and otherwise in connection with its performance under this Master Agreement and each ETF License. At no time during or after the Term shall LICENSEE do or cause to be done any act or thing disparaging, disputing, attacking, challenging, impairing, diluting, or in any way tending to harm the reputation or goodwill associated with S&P, the S&P Indices, or the S&P Marks.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

12.5.	Other than as expressly permitted by the License granted to LICENSEE under the relevant ETF License and this Master Agreement: (i) LICENSEE shall keep the S&P Marks separate and distinct and not alter, modify, or commingle the S&P Marks or any part or parts thereof with LICENSEE’s or any third party marks without the prior written approval of S&P; and (ii) LICENSEE shall not use, or permit to be used, any trademark that contains any S&P Mark or is confusingly similar to or likely to cause confusion with any S&P Mark.

12.6.	If at any time S&P reasonably determines that LICENSEE is not using the S&P Indices or the S&P Marks in accordance with the terms of this Master Agreement and/or any ETF License, S&P will give written notice to LICENSEE thereof. Upon receipt of such notice, LICENSEE will promptly take steps to be certain that its usage of the S&P Indices and the S&P Marks complies with this Master Agreement and such ETF License.

12.7.	Except as otherwise expressly provided in an ETF License, LICENSEE shall not use any S&P Mark or portion thereof as part of or the whole of a company name or trade name.

12.8.	LICENSEE shall not use any S&P Mark in a way that implies S&P’s, its Third Party Licensors’ (including, without limitation, Dow Jones) or their respective affiliates’ sponsorship, endorsement, promotion or sale of the ETFs. By way of example, without limitation, and without limiting any rights of S&P set forth herein, if an S&P Mark is included in the name of an ETF, LICENSEE shall clearly identify itself as the sponsor, promoter and/or seller of such ETF, as applicable, in the name of such ETF and the use of the S&P Marks in the Informational Materials with respect to the ETF shall display the S&P Marks no more prominently than LICENSEE’s marks. Further, and without limiting any rights of S&P set forth herein, if one or more of the S&P Marks is included in the name of an ETF, such name shall include the name of the relevant Underlying Index (or a mutually agreed abbreviation thereof) together with LICENSEE’s own mark preceding (and at least as prominent as) the S&P Mark.
12.9.	LICENSEE shall not use the S&P Marks in a logo or stylized format in connection with the ETFs.
13.	Infringement of Rights; Information Materials.

13.1.	If LICENSEE learns of an infringement of S&P’s intellectual property rights in the S&P Indices or the S&P Marks, or of any use by any person or entity of a trademark, service mark, or trade name confusingly similar to the S&P Marks, LICENSEE agrees to notify S&P promptly in writing.

13.2.	LICENSEE shall, within a commercially reasonable period of time, not to exceed sixty (60) days (or upon such lesser period of time if required pursuant to a court order or any legal, contractual or regulatory requirements), cease use of the S&P Indices and/or S&P Marks (as applicable) upon notice from S&P to LICENSEE that, in the good faith opinion of S&P, such use of such S&P Indices or S&P Marks might result in any potential trademark infringement or other liability to a third party.

13.3.	S&P shall retain all rights to bring all actions and proceedings in connection with any infringement, misuse or unauthorized use of the S&P Marks or S&P Indices at its sole discretion; provided, however, that S&P shall have no obligation to initiate litigation or any other legal proceedings to prevent any of the foregoing. If S&P decides to enforce the S&P Marks or S&P Indices against an unauthorized user, all costs incurred and recoveries made shall be for the account of S&P, and LICENSEE shall render to S&P full and prompt cooperation (at S&P’s expense) in connection with any such enforcement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

14.	Proprietary Rights.

14.1.	LICENSEE acknowledges that (i) each of the S&P Indices is selected, coordinated, arranged and prepared by S&P (and/or its Third Party Licensors, as applicable) through the application of methods and standards of judgment used and developed through the expenditure of considerable work, time and money by S&P, (ii) each of the S&P Indices and the S&P Marks is the exclusive property of S&P (and/or its Third Party Licensors, as applicable), and that S&P (and/or its Third Party Licensors, as applicable) has and shall retain all proprietary rights therein, and (iii) each S&P Index and its compilation and composition and changes therein are in the control and discretion of S&P (and/or its Third Party Licensors, as applicable).

14.2.	LICENSEE admits the validity of S&P’s intellectual property rights in the S&P Indices and the S&P Marks and agrees that any and all goodwill, rights, titles or interests that might be acquired as a result of the use of the S&P Indices and/or the S&P Marks shall inure to the sole benefit of S&P (and/or its Third Party Licensors, as applicable). If LICENSEE obtains any rights, titles or interests in or to any of the S&P Indices or the S&P Marks in the Territory or in any other jurisdiction, LICENSEE hereby assigns all such rights, titles and interests to S&P and shall execute upon request any additional documents required to effectuate such assignments.

14.3.	S&P reserves all rights with respect to the S&P Indices and the S&P Marks and any and all other property of S&P, except those rights to the S&P Indices and the S&P Marks expressly licensed to LICENSEE pursuant to the License under the relevant ETF License and this Master Agreement.

14.4.	LICENSEE acknowledges and agrees that, as against LICENSEE, S&P has, and at all times during and after the Term shall retain, sole editorial control of the S&P Indices and the compilation and composition thereof, and that S&P is free to modify the S&P Indices or change the S&P Marks or the name or branding of the S&P Indices at any time in its sole discretion.

15.	Confidentiality.

15.1.	Each Party shall treat as confidential and shall not disclose or transmit to any third party documents or other written materials that are marked as “Confidential and Proprietary” by the providing Party or in respect of which the receiving Party has received from the disclosing Party specific written notice of its proprietary and confidential nature or which the receiving Party should reasonably understand to be of a proprietary and confidential nature (“Confidential Information”). The preceding sentence notwithstanding, a Party may divulge Confidential Information to such Party’s employees, attorneys, accountants, service providers, agents and other professional advisers of such Party and its Third Party Licensors, in each case provided the disclosee has a need to know such information and agrees in writing to be bound by confidentiality restrictions which are at least as protective as the provisions set forth in this Section 15.

15.2.	Confidential Information shall not include (i) any information that is available to the public or to the receiving Party from sources other than the providing Party (provided that such source is not subject to a confidentiality agreement with regard to such information) or (ii) any information that is independently developed by the receiving Party without use of or reference to information from the providing Party. Notwithstanding the foregoing either Party may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is (a) approved in writing by the other Party for disclosure or (b) required by law, regulatory agency or court order to be disclosed by such Party provided, if permitted by law, that prior written notice of such required disclosure is given to the other Party and provided further that such Party shall cooperate with the other Party to limit the extent of such disclosure.

15.3.	Each party acknowledges and agrees that a breach of Section 15 may cause the other party irreparable injury and damage and that monetary damages may be an inadequate remedy and that the non-

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

breaching party shall be entitled to seek preliminary and permanent injunctive relief to preserve such confidentiality or limit improper disclosure of such Confidential Information, but nothing herein shall preclude the non-breaching party from pursuing any other action or remedy for any breach or threated breach of this Agreement which may be available to such non-breaching party at law or in equity.

16.	Representations and Warranties.

16.1.	On the Effective Date and repeated upon the Commencement Date of each ETF License, each Party represents and warrants to the other that (i) it is a corporation (or a division thereof) duly incorporated, or an entity (or a division thereof) duly organized, under the laws of the jurisdiction where it is incorporated or organized, is validly existing and in good standing under the laws of such jurisdiction, and has and will have at all times during the Term all requisite power and authority, corporate or otherwise, to perform its obligations under this Master Agreement and each ETF License entered into hereunder; (ii) the execution and delivery of this Master Agreement and each ETF License entered into hereunder has been approved by all necessary corporate action; and (iii) this Master Agreement and each ETF License entered into hereunder is enforceable against such Party in accordance with its terms, except as limited by bankruptcy and other laws of general application relating to insolvency or the protection of creditors’ rights.

16.2.	On the Effective Date and repeated upon the Commencement Date of each ETF License, each Party represents and warrants to the other that, on the relevant date, the execution, delivery and performance by such Party of this Master Agreement and each ETF License entered into hereunder will not (i) conflict with or result in a breach of or constitute a default under or result in the termination of any contract, agreement or other instrument to which such Party is a party or by which it is bound or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon any of said Party’s assets, or impair the ability of the Parties to perform their obligations under the Agreement; or (ii) conflict with, violate or result in a breach of or constitute a default under any judgment, order, decree, law, rule, regulation or other restriction of any court, government or governmental agency to which such Party is subject.

16.3.	S&P represents and warrants that it has the right to grant the License granted to LICENSEE pursuant to any ETF License entered into hereunder or, prior to any applicable Target Launch Date will have, the right to grant such License to LICENSEE pursuant to such ETF License.

16.4.	LICENSEE represents and warrants to S&P that LICENSEE and the ETFs are in compliance, and shall continue to comply, with all applicable laws, rules and regulations, including, but not limited to, the banking, commodities and securities laws of the U.S. and all jurisdictions within the Territory, in connection with the creation, offering, Listing, issuance, sale, marketing and promotion of the LICENSEE ETFs or otherwise in connection with its performance under this Master Agreement and each ETF License entered into hereunder. LICENSEE represents and warrants to S&P that its use of the S&P Indices and related data licensed hereunder will not violate any agreement applicable to the LICENSEE or violate any applicable laws, rules or regulations, including without limitation, securities, commodities, and banking laws.

16.5.	Notwithstanding 16.2, it is acknowledged and accepted by LICENSEE that S&P does not, except in certain countries, possess any license, registration, consent or authorization required by statute or regulation (“Consent”) from any state or public regulator or financial services supervisor or authority anywhere in the world (“Regulator”) for S&P to be entitled or permitted to lawfully provide financial and/or investment advice, to promote or advertise financial and/or investment products or services and/or to facilitate transactions in securities or investments in respect of or connected to the S&P Indices.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

16.6.	It is acknowledged and accepted by LICENSEE that S&P may decline to seek or obtain further or broader Consents in countries other than those Consents which it already possesses and maintains (and which may not be pertinent or adequate in respect of the use of or reference to the S&P Marks and/or S&P Indices by or within the terms of an ETF).

16.7.	LICENSEE represents and warrants to S&P that LICENSEE shall not (and shall ensure that its Permitted Sublicensees shall not) do or omit to do any act matter or thing (whether or not otherwise permitted by the rights granted pursuant to any ETF License and/or this Master Agreement) to create, launch or list an ETF under any ETF License and/or this Master Agreement (a) whereby S&P (or any Affiliate of S&P) is required to obtain a Consent or (b) where LICENSEE has or should have a reasonable expectation that S&P (or any Affiliate of S&P) would be required (either immediately or in the foreseeable future, meaning not less than 12 months thereafter) to obtain a Consent. Where laws and or regulations change to require S&P to obtain one or more such Consents, the provisions of Section 7.4 shall apply.

17.	Disclaimers.

17.1.	LICENSEE agrees to be bound itself by and further to include all of the following disclaimers and limitations in all Informational Materials relating to each LICENSEE ETF or a translation in the language of the concerned documentation and upon request to furnish a copy thereof to S&P:

“The "[Index]" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and [Third Party Licensor], and has been licensed for use by [LICENSEE]. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). [Third Party Licensor’s Trademark] is a trademark of [Third Party Licensor]. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by [LICENSEE]. [LICENSEE ETF] is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or [Third Party Licensor]. Neither S&P Dow Jones Indices nor [Third Party Licensor] make any representation or warranty, express or implied, to the owners of the [LICENSEE ETF] or any member of the public regarding the advisability of investing in securities generally or in [LICENSEE ETF] particularly or the ability of the [Index] to track general market performance. S&P Dow Jones Indices and [Third Party Licensor] only relationship to [LICENSEE] with respect to the [Index] is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The [Index] is determined, composed and calculated by S&P Dow Jones Indices or [Third Party Licensor] without regard to [LICENSEE] or the [LICENSEE ETF]. S&P Dow Jones Indices and [Third Party Licensor] have no obligation to take the needs of [LICENSEE] or the owners of [LICENSEE ETF] into consideration in determining, composing or calculating the [Index]. Neither S&P Dow Jones Indices nor [Third Party Licensor] are responsible for and have not participated in the determination of the prices, and amount of [LICENSEE ETF] or the timing of the issuance or sale of [LICENSEE ETF] or in the determination or calculation of the equation by which [LICENSEE ETF] is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and [Third Party Licensor] have no obligation or liability in connection with the administration, marketing or trading of [LICENSEE ETF]. There is no assurance that investment products based on the [Index] will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR [THIRD PARTY LICENSOR] GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE [INDEX] OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND [THIRD PARTY LICENSOR] SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND [THIRD PARTY LICENSOR] MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY [LICENSEE], OWNERS OF THE [LICENSEE ETF], OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [INDEX] OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR [THIRD PARTY LICENSOR] BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND [LICENSEE], OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”

17.2.	Any changes in the foregoing disclaimers and limitations must be approved in advance in writing by an authorized officer of S&P.

17.3.	Use of any trademarks by LICENSEE in connection with the LICENSEE ETFs (including in the name of the LICENSEE ETFs), which are not the S&P Marks is at LICENSEE's sole risk.

18.	Indemnification.

18.1.	LICENSEE shall defend, indemnify and hold harmless S&P, its Third-Party Licensors, their respective Affiliates, and their respective officers, directors, employees and agents (each, a “S&P Indemnified Party”) against any and all judgments, damages, costs, losses, expenses or liabilities of any kind (including, but not limited to, reasonable attorneys' and experts' fees) resulting from any claim, action or proceeding (a “Claim”) that (1) is instituted by or on behalf of an Organized Securities Market on which a LICENSEE ETF is Listed; or (2) arises out of or relates to (i) any LICENSEE ETFs, or (ii) any breach or alleged breach by LICENSEE, any Affiliate of LICENSEE and/or any Permitted Sublicensee of its obligations, representations and/or warranties under this Master Agreement, any ETF License and/or any Sublicense Agreement, or (iii) any act or omission of LICENSEE, any Affiliate of LICENSEE and/or any Permitted Sublicensee, or (iv) any violation or alleged violation of applicable laws (including, but not limited to, banking, commodities, and securities laws) arising out of or in connection with the creation, offering, listing, issuance, sale, marketing, promotion and/or operation of any LICENSEE ETFs; provided, however, that such obligation to indemnify will be conditioned upon

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

(I) the S&P Indemnified Party notifying LICENSEE in writing promptly upon learning of any such Claim (but only to the extent such failure adversely affects the defense of such Claim in a material manner); (II) the S&P Indemnified Party granting LICENSEE reasonable control of defense and/or settlement of such Claim; and (III) the S&P Indemnified Party reasonably cooperating with LICENSEE, at LICENSEE’s expense, in the defense thereof. The foregoing notwithstanding, LICENSEE shall not be obligated to indemnify any S&P Indemnified Party with respect to Claims to the extent arising out of (A) a breach by S&P of its representations or warranties under Section 16; or (B) S&P’s gross negligence or willful misconduct. LICENSEE shall periodically reimburse each applicable S&P Indemnified Party for its reasonable indemnifiable expenses incurred under this Section 18.1. Each applicable S&P Indemnified Party shall have the right (but not the obligation), at its own expense, to participate in the defense of any Claim against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any such Claim without the written consent of LICENSEE without waiving the indemnity hereunder. LICENSEE, in the defense of any Claim, except with the written consent of each applicable S&P Indemnified Party, shall not consent to entry of any judgment or enter into any settlement which either (i) does not include, as an unconditional term, the grant by the claimant to each applicable S&P Indemnified Party of a release of all liabilities in respect of such Claim or (ii) otherwise adversely affects the rights of any applicable S&P Indemnified Party.

18.2.	S&P shall defend, indemnify and hold harmless LICENSEE, its Affiliates and their respective officers, directors, employees and agents (each, a “LICENSEE Indemnified Party”) against any and all judgments, damages, costs, losses, expenses or liabilities of any kind (including, but not limited to, reasonable attorneys' and experts' fees) resulting from any Claim that arises out of or relates to any breach or alleged breach by S&P of its representations or warranties under Section 16 and/or any ETF License; provided, however, that such obligation to indemnify will be conditioned upon (I) the LICENSEE Indemnified Party notifying S&P in writing promptly upon learning of any such Claim (but only to the extent such failure adversely affects the defense of such Claim in a material manner); (II) the LICENSEE Indemnified Party granting S&P control of its defense and/or settlement; and (III) the LICENSEE Indemnified Party reasonably cooperating with S&P, at S&P’s expense, in the defense thereof. The foregoing notwithstanding, S&P shall not be obligated to indemnify any LICENSEE Indemnified Party with respect to Claims to the extent arising out of (A) a breach by LICENSEE, any Affiliate of LICENSEE and/or any Permitted Sublicensee of its obligations, representations and/or warranties under this Master Agreement, any ETF License and/or any Sublicense Agreement; or (B) the gross negligence or willful misconduct of LICENSEE, any Affiliate of LICENSEE and/or any Permitted Sublicensee. S&P shall periodically reimburse each applicable LICENSEE Indemnified Party for its reasonable indemnifiable expenses incurred under this Section 18.2. Each applicable LICENSEE Indemnified Party shall have the right (but not the obligation), at its own expense, to participate in the defense of any Claim against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any such Claim without the written consent of S&P without waiving the indemnity hereunder. S&P, in the defense of any Claim, except with the written consent of each applicable LICENSEE Indemnified Party, shall not consent to entry of any judgment or enter into any settlement which either (i) does not include, as an unconditional term, the grant by the claimant to each applicable LICENSEE Indemnified Party of a release of all liabilities in respect of such Claim or (ii) otherwise adversely affects the rights of any applicable LICENSEE Indemnified Party.

19.	Limitation of Liability. IN NO EVENT SHALL EITHER S&P, ITS THIRD PARTY LICENSORS OR THEIR RESPECTIVE AFFILIATES OR LICENSEE HAVE ANY LIABILITY FOR SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) HOWSOEVER ARISING OUT OF OR IN CONNECTION WITH ANY ETF LICENSE, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT WITH RESPECT TO: (A) THE OBLIGATIONS SET FORTH UNDER SECTIONS 15 AND 18, OR (B) ANY

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

BREACH BY LICENSEE OR ANY PERMITTED SUBLICENSEE OF THE LICENSE GRANTED UNDER ANY ETF LICENSE AND THIS MASTER AGREEMENT. WITHOUT DIMINISHING ANY DISCLAIMERS AND LIMITATIONS SET FORTH HEREIN, IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF S&P, ITS THIRD PARTY LICENSORS AND THEIR RESPECTIVE AFFILIATES TO LICENSEE OR ANY THIRD PARTY UNDER OR IN CONNECTION WITH ANY ETF LICENSE EXCEED THE LICENSE FEES ACTUALLY PAID TO S&P BY LICENSEE UNDER THAT ETF LICENSE DURING THE PRECEDING TWELVE (12) MONTH PERIOD.

20.	Force Majeure.

20.1.	Neither S&P nor LICENSEE shall bear responsibility or liability for any losses arising out of any delay in or interruptions of their respective performance of their obligations under this Master Agreement and/or any ETF License due to any act of God, act of governmental authority, act of the public enemy or due to war, the outbreak or escalation of hostilities (including acts of terrorism), riot, fire, flood, civil commotion, insurrection, labor difficulty, including without limitation, any strike, or other work stoppage or slow down, severe or adverse weather conditions, communications line failure, or other similar cause beyond the reasonable control of the Party so affected but not due to such Party’s negligence (“Force Majeure Event”).

20.2.	Any Party that is subject to a Force Majeure Event shall not be in breach of this Master Agreement and/or any ETF License provided that: (a) it promptly notifies the other Party in writing of the nature and extent of such Force Majeure Event causing its delay or interruption in performance; and (b) it could not have avoided the effect of the Force Majeure Event by taking precautions which, having regard to all the matters known to it before the Force Majeure Event, it ought reasonably to have taken, but did not; and (c) it has used all endeavors to mitigate the effect of the Force Majeure Event, to carry out its obligations under any ETF License and/or this Master Agreement in any way that is reasonably practicable and to resume the performance of its obligations as soon as reasonably practicable.

20.3.	If the Force Majeure Event continues for more than thirty (30) days, the other Party shall have the right to terminate the relevant ETF License upon written notice to such Party.

21.	Other Matters.

21.1.	Change in Control. If there is a Change in Control, LICENSEE shall so inform S&P in writing setting forth the details of such Change in Control promptly upon such Change in Control or if, permitted by law or applicable regulations, at least forty-five (45) days prior to such Change in Control. S&P may at its option, after receipt of such notice, require LICENSEE to renegotiate any terms of this Master Agreement and/or any ETF License(s) for the remainder of the then-current Term of each or any ETF License entered into under this Master Agreement. Further in the event of such Change in Control, S&P’s written consent to an assignment (by operation of law or otherwise) or transfer of this Master Agreement and/or any ETF License to such third party shall be required, and any attempt to so assign or transfer this Master Agreement and/or any ETF License without such written consent shall be null and void.

21.2.	Assignment; No Third Party Beneficiaries. This Master Agreement and each ETF License is solely and exclusively between the Parties and shall not be assigned or transferred by either Party, without the prior written consent of the other Party, and any attempt to so assign or transfer this Master Agreement or any ETF License without such written consent shall be null and void. The foregoing notwithstanding, S&P may assign its rights and duties under this Master Agreement and/or any ETF License to an Affiliate, without obtaining such consent. This Master Agreement and/or any ETF License (and any related agreement or arrangement between the Parties) is solely and exclusively for the benefit of the Parties and their respective successors, and nothing in this Master Agreement or any

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License (or any related agreement or arrangement between the Parties), express or implied, is intended to or shall confer on any other person or entity, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Master Agreement or any ETF License (or any such related agreement or arrangement between the Parties). Despite the provisions of this Section 21.2, Third Party Licensors shall be entitled to enforce the provisions of this Master Agreement and any ETF License against LICENSEE to the extent that such provisions benefit such Third Party Licensor.

21.3.	Governing Law. This Master Agreement and all ETF Licenses hereunder shall be deemed to have been made in the United States of America, in the State of New York and shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the United States of America and the State of New York, without reference to principles of conflicts of laws thereof. Any action or proceeding arising under or relating to this Master Agreement and/or any ETF License shall be instituted in a federal or state court of competent jurisdiction in the State and County of New York. LICENSEE and S&P hereby consent to submit to the exclusive jurisdiction of such courts and waive any objection to the propriety or convenience of venue therein. Service of process with respect to any such action or proceeding may be made upon either Party by registered or certified mail, postage prepaid, to such Party or the attorney for such Party at its address as provided in Section 21.7.

21.4.	Entire Agreement. This Master Agreement (together with each ETF License entered into hereunder) constitutes the entire agreement of the Parties with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both Parties. This Master Agreement, together with each ETF License entered into hereunder, supersedes all previous agreements between the Parties with respect to the subject matter of this Master Agreement and/or each such ETF License. There are no oral or written collateral representations, agreements, or understandings except as provided herein.

21.5.	Waiver, Modification and Amendment. No waiver, modification, or amendment of any of the terms and conditions of this Master Agreement (or any ETF License hereunder) shall be valid or binding unless set forth in a written instrument signed by duly authorized officers of both Parties. The delay or failure by either Party to insist, in any one or more instances, upon strict performance of any of the terms or conditions of this Master Agreement (or any ETF License hereunder) or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such term, condition, right, or privilege, but the same shall continue in full force and effect.

21.6.	Continuing Obligations of the Parties. No breach, default or threatened breach of this Master Agreement (and/or any ETF License entered into hereunder) by either Party shall relieve the other Party of its obligations or liabilities under this Master Agreement and/or such ETF License with respect to the protection of the property or proprietary nature of any property which is the subject of this Master Agreement and/or such ETF License.

21.7.	Notice. Except as set forth in Section 11.1 hereof with respect to Informational Materials, all notices and other communications under this Master Agreement and/or any ETF License shall be (i) in writing, (ii) delivered by hand, by registered or certified mail, return receipt requested, or by facsimile transmission to the address or facsimile number set forth below or such address or facsimile number as either Party shall specify by a written notice to the other and (iii) deemed given upon receipt.

Notice to S&P:

S&P Opco, LLC

c/o S&P Dow Jones Indices LLC

55 Water Street

New York, New York 10041

Attention: Robert A. Shakotko, Managing Director

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Fax # (212) 438-3523

With a copy to:

The McGraw-Hill Companies, Inc.

1221 Avenue of the Americas

New York, NY 10020

Attention: Kenneth Vittor, General Counsel

Fax # (212) 512-4827

Notice to LICENESEE shall be served at the address stated in Paragraph C.

21.8.	Independent Contractors. The Parties are independent contractors. Nothing herein shall be construed to place the Parties in the relationship of partners or joint venturers, and neither Party shall acquire any power, other than as specifically and expressly provided in this Master Agreement or the relevant ETF License, to bind the other in any manner whatsoever with respect to third parties.

21.9.	Severability. If any part of this Master Agreement and/or any ETF License is held by a court of competent jurisdiction to be invalid or unenforceable, that part will be enforced to the maximum extent permitted by law, and the remainder of this Master Agreement and such ETF License will remain in full force.

21.10.	Headings. Headings used in this Master Agreement are for references purposes only and shall be deemed a part of this Master Agreement.

21.11.	Counterparts. This Master Agreement and/or any ETF License may be executed in counterparts, each of which shall be deemed an original but both of which, when taken together, shall constitute one and the same instrument.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have caused this Master Agreement to be executed as of the Effective Date.

Accushares Management LLC		S&P OPCO, LLC

Signature:	/s/ Forrest G. Gilman	Signature:	/s/ Bo Chung

Name:	Forrest G. Gilman	Name:	Bo Chung
	(Please print)		(Please print)
Title:	CFO	Title:	Managing Director
	(Please print)		(Please print)
Date:	10/2/2013	Date:	November 5, 2013
	(Please print)		(Please print)

Signature:		Signature:	/s/ Alexander Matturri

Name:		Name:	Alexander Matturri
	(Please print)		(Please print)
Title:		Title:	Chief Executive Officer
	(Please print)		(Please print)
Date:		Date:	November 5, 2013
	(Please print)		(Please print)

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Schedule

Full Company Name:	Accushares Management LLC
Company Number:
Country of Incorporation:
Registered Address:	253 Turtle Back Road New Canaan, CT 06840-2624
Address for Service:
Contact Name:	Forrest Gilman
Contact Telephone:
Contact Fax:
Contact E-Mail :	forrest.gilman@accushares.com

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT A - FORM OF ETF LICENSE

THIS ETF License is entered into as of the ____ day of ____________________ 20___ (the “Commencement Date”) by & between:

(I)	S&P OPCO, LLC, a Delaware USA limited liability company, having a place of business at 55 Water Street, New York, N.Y. 10041 USA (“S&P”); and

(II)	The Party identified in Paragraph A hereto (“LICENSEE”)

WHEREAS

(A)	S&P is Party to a subsisting written agreement of ___ day of __________ 20___
with ______________________________________________________________________________
(“Master Agreement”); and

(B)	S&P is willing to enter into an ETF License governed thereby and as defined thereunder for the LICENSEE to create and market a LICENSEE ETF.

IT IS AGREED THAT:-

1.	This is an ETF License under and governed by the Master Agreement and incorporates Paragraphs A to M hereto.

2.	All words terms or phrases defined in the Master Agreement have the same meaning where used in this ETF License.

3.	This ETF License shall not vary the meaning or effect of the Master Agreement, save insofar as such meaning or effect pertains to this ETF License alone.

4.	In determining the meaning or effect of this ETF License the provisions of this ETF License shall prevail over those of the Master Agreement.

5.	This ETF License is a discrete contract entirely severable from all other ETF Licenses entered into under the Master Agreement.

6.	This ETF License entitles the LICENSEE to create and launch one or more LICENSEE ETFs described in it at any time and from time to time during its existence.

7.	In advance of the first listing of any new ETF hereunder the LICENSEE shall inform S&P providing a term sheet in such regard to provide all then available information necessary for S&P to determine (a) that the new LICENSEE ETF complies with this ETF License and the Master Agreement and (b) the Fees anticipated to be payable to S&P in such regard under Paragraph I below.

8.	The LICENSEE shall after the first listing of a LICENSEE ETF provide as soon as possible all further information (or an updated final prospectus) to S&P to provide all then available information necessary for S&P to determine (a) that the LICENSEE ETF complies with this ETF License and the Master Agreement and (b) the License Fees actually and correctly payable to S&P in such regard under Paragraph I below.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have caused this ETF License to be executed as of the Commencement Date.

S&P OPCO, LLC

Signature:		Signature:

Name:		Name:
	(Please print)		(Please print)

Title:		Title:
	(Please print)		(Please print)

Date:		Date:
	(Please print)		(Please print)

Signature:		Signature:

Name:		Name:
	(Please print)		(Please print)

Title:		Title:
	(Please print)		(Please print)

Date:		Date:
	(Please print)		(Please print)

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Paragraph A - “LICENSEE”

Full Company Name	____________________________________________
Company Number	____________________________________________
Country of Incorporation	____________________________________________
Registered Address	____________________________________________
Address for Service	____________________________________________
Contact Name	____________________________________________
Contact Telephone	____________________________________________
Contact Fax	____________________________________________
Contact E-Mail	____________________________________________

Paragraph B – LICENSEE Audit Address

Building Name/Number	____________________________________________
Street	____________________________________________
City	____________________________________________
State	____________________________________________
Country	____________________________________________
Contact Name	____________________________________________
Contact Telephone	____________________________________________
Contact Fax	____________________________________________
Contact E-Mail	____________________________________________

Paragraph C – LICENSEE Notice Address

Building Name/Number	____________________________________________
Street	____________________________________________
City	____________________________________________
State	____________________________________________
Country	____________________________________________
Contact Name	____________________________________________
Contact Telephone	____________________________________________
Contact Fax	____________________________________________
Contact E-Mail	____________________________________________

Paragraph D – S&P Indices

________________________________________________________________

________________________________________________________________

Are the S&P Indices standard (Yes/No) or custom (Yes/No)

If custom, agreed methodology to be attached hereto

Paragraph E1

LICENSEE ETF Name(s)

________________________________________________________________

________________________________________________________________

Paragraph E2 - ETF Type

By relation to the S&P Index

A.	Replicating	(meaning Beta = 1)	(Yes/No)
B.	Leveraged	(meaning Beta >1.25)	(Yes/No)
C.	Inverse/Shorting	(meaning Beta < Zero)	(Yes/No)
D.	Restricted	(meaning Beta ≥ Zero and ≤ 1.25)	(Yes/No)

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Where “Beta” means the percentage point change in the value of an ETF that is intended or targeted to arise from, or be caused by, a one percentage point change in the Underlying Index, as set out in the investment objectives of the prospectus or other disclosure documents of such ETF.

Paragraph F – Territory

United States of America – unless otherwise stated below

________________________________________________________________

Paragraph G – Exclusivity

Unless otherwise stated below this ETF license is entirely non exclusive

________________________________________________________________

________________________________________________________________

________________________________________________________________

________________________________________________________________

Paragraph H – Term

H1 – Initial Term – Five (5) Years

H2 – Renewal Term – Three (3) years

Save as otherwise stated below

________________________________________________________________

Paragraph I – License Fee

________________________________________________________________

Paragraph J1 – Target Launch Date

________________________________________________________________

Paragraph J2 – Designated OSM

________________________________________________________________

Paragraph K – S&P Marks

________________________________________________________________

Paragraph L – Informational Materials – Notice Address

Building Name/Number	____________________________________________
Street	____________________________________________
City	____________________________________________
State	____________________________________________
Country	____________________________________________
Contact Name	____________________________________________
Contact Telephone	____________________________________________
Contact Fax	____________________________________________
Contact E-Mail	____________________________________________

Paragraph M – Third Party Licensor

Is there a Third Party Licensor? (Yes/No)

If “Yes”, are there flow- through obligations? (Yes/No)

If “Yes” describe below:

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License Number 1

to ETF Master Agreement dated 1st of October, 2013

THIS ETF License is entered into as of this 1st day of October, 2013 (the “Commencement Date”) by & between:

(I)	S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), a Delaware limited liability company with offices at 55 Water Street, New York, New York 10041, USA (“S&P”), and

(II)	The Party identified in Paragraph A hereto (“LICENSEE”)

WHEREAS

A.	S&P is Party to a subsisting written agreement of 1st day of October 2013 with Accushares Management LLC (“Master Agreement”); and

B.	S&P is willing to enter into an ETF License governed thereby and as defined thereunder for the LICENSEE to create and market a LICENSEE ETF.

IT IS AGREED THAT:-

1.	This is an ETF License under and governed by the Master Agreement and incorporates Paragraphs A to M hereto.

2.	All words terms or phrases defined in the Master Agreement have the same meaning where used in this ETF License.

3.	This ETF License shall not vary the meaning or effect of the Master Agreement, save insofar as such meaning or effect pertains to this ETF License alone.

4.	In determining the meaning or effect of this ETF License the provisions of this ETF License shall prevail over those of the Master Agreement.

5.	This ETF License is a discrete contract entirely severable from all other ETF Licenses entered into under the Master Agreement.

6.	This ETF License entitles the LICENSEE to create and launch one or more LICENSEE ETFs described in it at any time and from time to time during its existence.

7.	In advance of the first listing of any new ETF hereunder the LICENSEE shall inform S&P providing a term sheet in such regard to provide all then available information necessary for S&P to determine (a) that the new LICENSEE ETF complies with this ETF License and the Master Agreement and (b) the Fees anticipated to be payable to S&P in such regard under Paragraph I below.

8.	The LICENSEE shall after the first listing of a LICENSEE ETF provide as soon as possible all further information (or an updated final prospectus) to S&P to provide all then available information necessary for S&P to determine (a) that the LICENSEE ETF complies with this ETF License and the Master Agreement and (b) the License Fees actually and correctly payable to S&P in such regard under Paragraph I below.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

9.	Section 11.5 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following: “LICENSEE shall use the following notice when referring to the S&P Indices or the S&P Marks in any Informational Material or a translation in the language of the concerned documentation:

“The Index is a product of The Chicago Board Options Exchange Incorporated (“CBOE”) which is licensed by S&P Dow Jones Indices LLC (“SPDJI”) to [Licensee] in connection with the [ETF Name]. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); “VIX” is a trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”); and, these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by [Licensee]. [Licensee ETF] is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates or their third party licensors (including CBOE) and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the [Index].”

Licensee may use other language as may be approved in advance by S&P, it being understood that (i) such notice need only refer to the specific S&P Marks referred to in the Informational Material; (ii) such notice may need to include additional S&P Marks, where relevant; and (iii) that such notice may need to account for S&P’s obligations to its Third Party Licensors.”

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have caused this ETF License to be executed as of the Commencement Date.

Accushares Management LLC		S&P OPCO, LLC
Signature:	/s/ Forrest G. Gilman	Signature:	/s/ Bo Chung

Name:	Forrest G. Gilman	Name:	Bo Chung
	(Please print)		(Please print)
Title:	CFO	Title:	Managing Director
	(Please print)		(Please print)
Date:	10/2/2013	Date:	November 5, 2013
	(Please print)		(Please print)

Signature:		Signature:	/s/ Alexander Matturri

Name:		Name:	Alexander Matturri
	(Please print)		(Please print)
Title:		Title:	Chief Executive Officer
	(Please print)		(Please print)
Date:		Date:	November 5, 2013
	(Please print)		(Please print)

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

Paragraph A - “LICENSEE”

Full Company Name:	Accushares Management LLC
Company Number:
Country of Incorporation:
Registered Address:	253 Turtle Back Road New Canaan, CT 06840-2624
Address for Service:
Contact Name:	Forrest Gilman
Contact Telephone:
Contact Fax:
Contact E-Mail:	forrest.gilman@accushares.com

Paragraph B – LICENSEE Audit Address

Building Name/Number:
Street:
City:
State:
Country:
Contact Name:
Contact Telephone:
Contact Fax:
Contact E-Mail:

Paragraph C – LICENSEE Notice Address

Building Name/Number:
Street:
City:
State:
Country:
Contact Name:
Contact Telephone:
Contact Fax:
Contact E-Mail:

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

Paragraph D – S&P Indices

CBOE Volatility Index (Spot VIX version)

Are the S&P Indices standard (Yes [X] /No [_]) or custom (Yes [_] /No [_])

If custom, agreed methodology to be attached hereto

Paragraph E1

LICENSEE ETF Name(s)

______________________________

Paragraph E2 - ETF Type

As set forth in the Definition of ETF in the Agreement, the ETF includes two types of ETF Shares: Up Shares and Down Shares. The Up Shares Replicate the S&P Index as set forth below and the Down Shares Inverse the S&P Index as defined below.

By relation to the S&P Index

A.	Replicating	(meaning Beta = 1)	(Yes [X] /No [_])
B.	Leveraged	(meaning Beta >1.25)	(Yes [_] /No [X])
C.	Inverse/Shorting	(meaning Beta < Zero)	(Yes [X] /No [_])
D.	Restricted	(meaning Beta ≥ Zero and ≤ 1.25)	(Yes [_] /No [X])

Where “Beta” means the percentage point change in the value of an ETF that is intended or targeted to arise from, or be caused by, a one percentage point change in the Underlying Index, as set out in the investment objectives of the prospectus or other disclosure documents of such ETF.

Paragraph F – Territory

[***Redacted]

Paragraph G – Exclusivity

[***Redacted]

Paragraph H – Term

[***Redacted]

Paragraph I – License Fee

[***Redacted]

Paragraph J1 – Target Launch Date

______________________________

Paragraph J2 – Designated OSM

______________________________

Paragraph K – S&P Marks

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

S&P®

Standard & Poor’s®

VIX

CBOE Volatility Index

CBOE

Paragraph L – S&P Contact(s) for Informational Materials & Notice Address

Building Name/Number:	S&P Dow Jones Indices, LLC
Street:	55 Water Street, 27th Floor
City:	New York
State:	NY
Country:	USA
Contact Name:	Blake Franchi
Contact Telephone:	212.438.1772
Contact Fax:	212.438.3522
Contact E-Mail:	blake.franchi@spdji.com

Paragraph M – Third Party Licensor

Is there a Third Party Licensor? (Yes [X] /No [_])

If “Yes”, are there flow- through obligations? (Yes [_] /No [_])

If “Yes” describe below: Chicago Board of Options Exchange, Incorporated, owner of the CBOE Volatility Index and the following trademarks: VIX, CBOE Volatility Index, CBOE.

Licensee agrees that Chicago Board Options Exchange, Incorporated, may enforce its rights against Licensee as an intended third party beneficiary of the Agreement and this ETF License No. 1, even though such licensor is not a party to the Agreement and this ETF License No. 1.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License Number 2

to ETF Master Agreement dated 1st of October, 2013

THIS ETF License is entered into as of this 1st day of October, 2013 (the “Commencement Date”) by & between:

(I)	S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), a Delaware limited liability company with offices at 55 Water Street, New York, New York 10041, USA (“S&P”), and

(II)	The Party identified in Paragraph A hereto (“LICENSEE”)

WHEREAS

A.	S&P is Party to a subsisting written agreement of 1st day of October 2013 with Accushares Management LLC (“Master Agreement”); and

B.	S&P is willing to enter into an ETF License governed thereby and as defined thereunder for the LICENSEE to create and market a LICENSEE ETF.

IT IS AGREED THAT:-

1.	This is an ETF License under and governed by the Master Agreement and incorporates Paragraphs A to M hereto.

2.	All words terms or phrases defined in the Master Agreement have the same meaning where used in this ETF License.

3.	This ETF License shall not vary the meaning or effect of the Master Agreement, save insofar as such meaning or effect pertains to this ETF License alone.

4.	In determining the meaning or effect of this ETF License the provisions of this ETF License shall prevail over those of the Master Agreement.

5.	This ETF License is a discrete contract entirely severable from all other ETF Licenses entered into under the Master Agreement.

6.	This ETF License entitles the LICENSEE to create and launch one or more LICENSEE ETFs described in it at any time and from time to time during its existence.

7.	In advance of the first listing of any new ETF hereunder the LICENSEE shall inform S&P providing a term sheet in such regard to provide all then available information necessary for S&P to determine (a) that the new LICENSEE ETF complies with this ETF License and the Master Agreement and (b) the Fees anticipated to be payable to S&P in such regard under Paragraph I below.

The LICENSEE shall after the first listing of a LICENSEE ETF provide as soon as possible all further information (or an updated final prospectus) to S&P to provide all then available information necessary for S&P to determine (a) that the LICENSEE ETF complies with this ETF License and the Master Agreement and (b) the License Fees actually and correctly payable to S&P in such regard under Paragraph I below.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

IN WITNESS WHEREOF, the Parties have caused this ETF License to be executed as of the Commencement Date.

Accushares Management LLC		S&P OPCO, LLC
Signature:	/s/ Forrest G. Gilman	Signature:	/s/ Bo Chung

Name:	Forrest G. Gilman	Name:	Bo Chung
	(Please print)		(Please print)
Title:	CFO	Title:	Managing Director
	(Please print)		(Please print)
Date:	10/2/2013	Date:	November 5, 2013
	(Please print)		(Please print)

Signature:		Signature:	/s/ Alexander Matturri

Name:		Name:	Alexander Matturri
	(Please print)		(Please print)
Title:		Title:	Chief Executive Officer
	(Please print)		(Please print)
Date:		Date:	November 5, 2013
	(Please print)		(Please print)

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

Paragraph A - “LICENSEE”

Full Company Name:	Accushares Management LLC
Company Number:
Country of Incorporation:
Registered Address:	253 Turtle Back Road New Canaan, CT 06840-2624
Address for Service:
Contact Name:	Forrest Gilman
Contact Telephone:
Contact Fax:
Contact E-Mail:	forrest.gilman@accushares.com

Paragraph B – LICENSEE Audit Address

Building Name/Number:
Street:
City:
State:
Country:
Contact Name:
Contact Telephone:
Contact Fax:
Contact E-Mail:

Paragraph C – LICENSEE Notice Address

Building Name/Number:
Street:
City:
State:
Country:
Contact Name:
Contact Telephone:
Contact Fax:
Contact E-Mail:

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

Paragraph D – S&P Indices

S&P GSCI Spot

S&P GSCI Crude Oil Spot

S&P GSCI Brent Crude Oil Spot

S&P GSCI Natural Gas

S&P GSCI Industrial Metals Spot

S&P GSCI Agriculture and Livestock Spot

Are the S&P Indices standard (Yes [X] /No [_]) or custom (Yes [_] /No [_])

If custom, agreed methodology to be attached hereto

Paragraph E1

LICENSEE ETF Name(s)

____________________________

____________________________

____________________________

____________________________

____________________________

____________________________

Paragraph E2 - ETF Type

As set forth in the Definition of ETF in the Agreement, the ETF includes two types of ETF Shares: Up Shares and Down Shares. The Up Shares Replicate the S&P Index as set forth below and the Down Shares Inverse the S&P Index as defined below.

By relation to the S&P Index

A.	Replicating	(meaning Beta = 1)	(Yes [X] /No [_])
B.	Leveraged	(meaning Beta >1.25)	(Yes [_] /No [X])
C.	Inverse/Shorting	(meaning Beta < Zero)	(Yes [X] /No [_])
D.	Restricted	(meaning Beta ≥ Zero and ≤ 1.25)	(Yes [_] /No [X])

Where “Beta” means the percentage point change in the value of an ETF that is intended or targeted to arise from, or be caused by, a one percentage point change in the Underlying Index, as set out in the investment objectives of the prospectus or other disclosure documents of such ETF.

Paragraph F – Territory

[***Redacted]

Paragraph G – Exclusivity

[***Redacted]

Paragraph H – Term

[***Redacted]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ETF License

Paragraph I – License Fee

[***Redacted]

Paragraph J1 – Target Launch Date

____________________________

Paragraph J2 – Designated OSM

________________________________

Paragraph K – S&P Marks

S&P®

Standard & Poor’s®

S&P GSCI®

Paragraph L – S&P Contact(s) for Informational Materials & Notice Address

Building Name/Number:	S&P Dow Jones Indices, LLC
Street:	55 Water Street, 27th Floor
City:	New York
State:	NY
Country:	USA
Contact Name:	Blake Franchi
Contact Telephone:	212.438.1772
Contact Fax:	212.438.3522
Contact E-Mail:	blake.franchi@spdji.com

Paragraph M – Third Party Licensor

Is there a Third Party Licensor? (Yes [_]/No [_])

If “Yes”, are there flow- through obligations? (Yes [_] /No [_])

If “Yes” describe below:

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Execution Copy

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made and entered into as of the 16th day of December, 2013, by and between aCCUSHARES MANAGEMENT LLC, a Delaware limited liability company (“Assignor”) and ACCUSHARES INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (“Assignee”), and acknowledged and consented to by S&P Opco, LLC, a Delaware limited liability company (“S&P”).

R E C I T A L S:

WHEREAS, Assignor and S&P have entered into that certain ETF Master Agreement (the “Master Agreement”), and ETF License Number 1 and ETF License Number 2 thereto (each, an “ETF License”), each entered into as of October 1, 2013 between Assignor and S&P (the Master Agreement and each ETF License, collectively, the “Index License Agreement”); and

WHEREAS, Assignor wishes to transfer and assign to Assignee all of Assignor’s rights, title, interest and powers in, to and under the Index License Agreement, and Assignee wishes to accept such assignment and to assume any and all of Assignor’s duties, obligations, liabilities and responsibilities under the Index License Agreement.

W I T N E S S E T H:

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the sufficiency of which consideration is hereby acknowledged, the parties hereto agree as follows:

1.                  Assignment. Assignor hereby transfers and assigns to Assignee all of Assignor’s rights, title, interest and powers in, to and under the Index License Agreement.

2.                  Acceptance and Assumption. Assignee hereby accepts the foregoing assignment by Assignor, assumes all of the duties, obligations, liabilities and responsibilities of Assignor under the Index License Agreement and agrees to be bound by all of the terms of the Index License Agreement.

3.                  Release. Assignor is hereby released from all of its duties, obligations and responsibilities under the Index License Agreement and, notwithstanding any provision thereof, following such release Assignor shall have no liability to any natural person, partnership, limited liability company, trust (including a statutory trust), corporation, association or other entity under the Index License Agreement, all such liability having been hereby assumed by Assignee.

4.                  S&P Consent. S&P hereby acknowledges and consents to the foregoing assignment and release in accordance with Section 21.2 of the Master Agreement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

5.                  Counterparts. This Assignment may be executed in one or more facsimile or original counterparts, each of which when executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

2

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

ASSIGNOR:
aCCUSHARES MANAGEMENT LLC
By:	/s/ Forrest G. Gilman
Name:	Forrest G. Gilman
Title:	Vice President, Chief Financial Officer and Treasurer
ASSIGNEE:
ACCUSHARES INVESTMENT MANAGEMENT, llc
By:	/s/ Forrest G. Gilman
Name:	Forrest G. Gilman
Title:	Vice President, Chief Financial Officer and Treasurer

RECEIPT OF THE FOREGOING ASSIGNMENT AND ASSUMPTION AGREEMENT IS HEREBY ACKNOWLEDGED AND CONSENT THERETO IS HEREBY PROVIDED:

S&P Opco, llc

By:	/s/ Bo Chung
Name:	Bo Chung
Title:	Managing Director

3

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Execution Copy

AMENDMENT TO ETF LICENSE NUMBER 1 & ETF LICENSE NUMBER 2

This AMENDMENT (the “Amendment”), entered into as of the 1st day of January, 2014 (the “Amendment Effective Date”), to the ETF License Number 1 and ETF License Number 2, each entered into by and between AccuShares Management LLC and S&P Opco, LLC with a Commencement Date of October 1, 2013, and each as assigned by AccuShares Management LLC to AccuShares Investment Management, LLC on December 16, 2013 (each individually an “ETF License” and collectively the “ETF Licenses”), is by and between Accushares Investment Management, LLC, having a place of business at 1 Bridge Plaza North, Suite 468, Fort Lee, NJ 07024 (“LICENSEE”) and S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), a Delaware limited liability company, having a place of business at 55 Water Street, New York, NY 10041 (“S&P”). S&P and LICENSEE shall be collectively known as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties have entered into the ETF Licenses pursuant to the ETF Master Agreement with an Effective Date of October 1, 2013 between the Parties (the “Master Agreement”); and,

WHEREAS, the ETF Licenses incorporate the terms and conditions of the Master Agreement (collectively, the “Prior Agreement”); and,

WHEREAS, instead of engaging a third party pricing agent to provide intraday indicative pricing for the LICENSEE ETFs as contemplated under Section 10.3 of the Master Agreement, LICENSEE is desirous to engage S&P in the calculation of the indicative optimized portfolio value for each of the LICENSEE ETFs according to LICENSEE’s methodology (each an “IOPV” and collectively the “IOPVs”); and,

WHEREAS, S&P is desirous to calculate such IOPVs in exchange for the payment by LICENSEE of the fees set forth under this Amendment; and,

WHEREAS, the Parties wish to amend the Prior Agreement as set forth below;

NOW, THEREFORE, S&P and LICENSEE agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Prior Agreement.

2. [***Redacted].

3. This Amendment shall automatically terminate with respect to any LICENSEE ETF(s) in the event of a termination of the License(s) for the S&P Index or respective S&P Indices tracked by such LICENSEE ETF(s), and S&P’s only liability under this Amendment in the event of any such termination shall be a refund of any unused, prepaid fees under this Amendment.

4. S&P shall calculate an IOPV for each class of shares (each, a “Class”) of each LICENSEE ETF under the Prior Agreement according to the specifications set forth in the attached and incorporated Appendix 1

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

(“Calculation Services”). LICENSEE shall be responsible for ensuring that component data necessary to calculate the next business day’s IOPVs in possession of the custodian for the LICENSEE ETFs (currently State Street Bank and Trust Company (“State Street”)) shall be provided to S&P at the close of the previous business day. The component data shall be sent to S&P via email to an address provided by S&P. LICENSEE expressly agrees and acknowledges that S&P will provide the IOPVs to those third party vendor(s) of S&P’s choice who have established connections to S&P’s or its service facilitator’s computer facility allowing S&P to feed such real-time data to such third party vendor(s) (“Real-time Vendor(s)”), and S&P shall make commercially reasonable efforts to ensure that the IOPVs are further disseminated to and published on Reuters. In connection thereto, LICENSEE agrees and acknowledges that S&P shall have no duty or obligation to control the Real-time Vendor(s)’ or their distributors’ use of the IOPVs beyond the point of S&P’s or its service facilitator’s computer facility, including, without limitation, any Real-time Vendor’s further distribution of the IOPVs to additional vendors beyond Reuters within its distribution network. LICENSEE agrees and acknowledges that certain third party vendors charge S&P to distribute data on their platform and that such charges may be passed through to LICENSEE if S&P distributes the IOPVs via such vendor at LICENSEE’s written direction. All distribution and re-distribution of the IOPVs by Real-time Vendors and their distributors shall be subject to the terms and conditions of this Amendment and the Prior Agreement, including, without limitation, Section 5 of this Amendment below and Section 18.1 of the Master Agreement, as amended by this Amendment.

5. LICENSEE expressly agrees that it shall be bound by the following disclaimer and limitation of liability:

S&P, ITS AFFILIATES AND ALL OF THEIR THIRD-PARTY LICENSORS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, AS TO THE IOPVS INCLUDING CALCULATION OF THE IOPVS OR THE RESULTS OBTAINED BY THEIR USE OR THE PERFORMANCE THEREOF. NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD-PARTY LICENSORS GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE IOPVS OR ANY COMPONENT THEREOF, INCLUDING ANY UNDERLYING DATA USED TO CALCULATE THE IOPVS, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS), WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD-PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, INTERRUPTIONS OR DELAYS IN S&P’S CALCULATION OR DISSEMINATION OF THE IOPVS. THE IOPVS ARE PROVIDED ON AN “AS IS” BASIS AND LICENSEE’S USE OF THE IOPVS ARE AT LICENSEE’S OWN RISK.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AMENDMENT OR THE PRIOR AGREEMENT, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD-PARTY LICENSORS BE LIABLE FOR ANY CLAIMS RELATING TO THE CALCULATION SERVICES FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. S&P, ITS AFFILIATES AND THEIR THIRD-PARTY LICENSORS SHALL NOT BE LIABLE FOR ANY CLAIMS RELATING TO THE CALCULATION SERVICES AGAINST LICENSEE (OR ANY THIRD PARTY) BY THIRD PARTIES.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

In addition, as it relates to S&P only and for purposes of the Calculation Services only, all references to the “ETF License” under Section 19 of the Master Agreement shall be amended to include the Calculation Services.

6. For purposes of this Amendment, Section 18.1 of the Master Agreement shall be amended to add the following as an additional subsection (v) to Section 2 thereof: “(v) the IOPVs”.

7. [***Redacted].

8. In the event of any conflict between the terms and conditions of this Amendment and the terms and conditions of the Prior Agreement, the terms and conditions of this Amendment shall prevail.

9. Except as expressly modified hereby, all other provisions in the Prior Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first set forth above.

AccuShares Investment Management, LLC		S&P Opco, LLC

BY:	/s/ Forrest G. Gilman	BY:	/s/ Bo Chung
	(Signature)		(Signature)

NAME:	Forrest G. Gilman	NAME:	Bo Chung
	(Print Name)		(Print Name)

Vice President,
TITLE:	Chief Financial Officer and Treasurer	TITLE:	Managing Director

DATE:	January 1, 2014	DATE:	January 1, 2014

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

Appendix 1

Specifications

Description of the LICENSEE ETFs

Each LICENSEE ETF tracks its underlying S&P Index’s changes without the need to hold any securities, commodities, futures or other financial instruments relating to its underlying S&P Index or the assets referenced by the underlying S&P Index. Instead, each LICENSEE ETF is expressly limited to holding only: cash; bills, bonds and notes issued and guaranteed by the United States Treasury with remaining maturities of three months or less (“eligible Treasuries”); and over-night repurchase agreements collateralized by United States Treasury securities (“eligible repos”, and together with the cash and eligible Treasuries, “Eligible Assets”).

Unlike other exchange traded products, each LICENSEE ETF will engage principally in cash distributions and potentially paired share distributions to deliver to shareholders the economic exposure to the LICENSEE ETF’s underlying S&P Index. Each LICENSEE ETF will issue its shares in offsetting pairs, where one constituent of the pair is positively linked to the LICENSEE ETF’s underlying S&P Index (“Up Shares”) and the other constituent is negatively linked to the LICENSEE ETF’s underlying S&P Index (“Down Shares”). Therefore, each LICENSEE ETF will only issue, distribute, maintain and redeem equal quantities of Up and Down Shares at all times. Once issued and before any redemption, Up Shares and Down Shares will trade separately without restriction on the NASDAQ OMX

The custodian will daily determine the liquidation value of a LICENSEE ETF attributable to each of its Classes (“Class Value”), which liquidation value is based on the value of the LICENSEE ETF’s Eligible Assets attributable to such Class, (a) plus any accrued income or gains or losses on such assets attributable to such Class (“Investment Income”), (b) less all fees, expenses and taxes attributable to such Class not otherwise assumed by the Licensee ETF’s sponsor (the “Sponsor”), where such income and gains after deduction of such fees, expenses and taxes is referred to as the Class’ “Net Investment Income.” Investment Income with respect to a Class will be adjusted during any creation or redemption order settlement period for any increases or decreases in value of a LICENSEE ETF’s assets attributable to such Class resulting from such order. The Net Investment Income and Investment Income can be positive or negative.

At the inception of operations of each LICENSEE ETF, the Sponsor will establish the level at which each Class of the LICENSEE ETF will participate in the LICENSEE ETF’s underlying S&P Index. Thereafter, the custodian will daily allocate among each LICENSEE ETF’s Up Shares and Down Shares their respective Class Values where the Class Value for each Class of a LICENSEE ETF is shared equally among the outstanding shares of such Class. This daily allocation of Class Values results in the “Class Value per Share” for each Up Share and each Down Share of the LICENSEE ETF. Most important for the calculation of a LICENSEE ETF’s Class Values per Share – one for the Up Shares and one for the Down Shares – is the determination of the Class Value of each Class of a LICENSEE ETF, which is based on changes in the level of the underlying S&P Index from the previous calculation date and, in the case of the AccuShares Spot CBOE VIX Fund (the “VIX Fund”), the VIX Fund Daily Amount (as defined in the Amended and Restated Trust Agreement by AccuShares Management LLC, as sponsor, and Wilmington Trust, N.A., as trustee, as assigned by AccuShares Management LLC to LICENSEE on December 16, 2013, and as amended from time to time (the “Trust Agreement”)). Consequently, the Class Value per Share of a Class of a LICENSEE ETF is such Class’ allocation per share of the LICENSEE ETF’s liquidation value reflecting changes in the LICENSEE ETF’s underlying S&P Index in accordance with the linkage – positive or negative – such Class has to the underlying S&P Index and, in the case of the VIX Fund, the VIX Fund Daily Amount. Class Values and Class Values per Share will be posted to the Sponsor’s website (www.AccuShares.com).

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

IOPV Description

The following language is a description of what will be disclosed to investors regarding IOPV calculations:

The IOPV-UP is an indicator of the value of an Up Share’s Class Value per Share at the time the IOPV-UP is disseminated. The IOPV-UP is calculated and disseminated every 15 seconds throughout the business day. The IOPV-UP is generally calculated using the prior business day’s closing Class Value per Share of an Up Share as a base and updating throughout the business day based on changes in either the value of the underlying S&P Index or the value of an equivalent front-futures contract price if S&P and its Affiliates have failed to publish such S&P Index value. The IOPV-UP of each LICENSEE ETF on any given day will not include any accrual of that day’s Net Investment Income and, in the case of the VIX Fund, that day’s VIX Fund Daily Amount.

The IOPV-DOWN is an indicator of the value of a Down Share’s Class Value per Share at the time the IOPV-DOWN is disseminated. The IOPV-DOWN is calculated and disseminated every 15 seconds throughout the business day. The IOPV-DOWN is generally calculated using the prior business day’s closing Class Value per Share of a Down Share as a base and updating throughout the business day based on changes in either the value of the underlying S&P Index or the value of an equivalent front-futures contract price if S&P and its Affiliates have failed to publish such S&P Index value. The IOPV-DOWN of each LICENSEE ETF on any given day will not include any accrual of that day’s Net Investment Income and, in the case of the VIX Fund, that day’s VIX Fund Daily Amount.

Calculation Methodology

For purposes of this section only, capitalized terms used but not defined in this Amendment or in the Prior Agreement shall have the meanings ascribed thereto in the Trust Agreement. The Class Value per Share of each Class of each LICENSEE ETF shall be calculated in accordance with the following formulas:

(i) The Class Value per Share for the Up Shares of each LICENSEE ETF, other than the VIX Fund, at any time is determined as follows:

UPt = UPt-1 + UPSIFt x (UILt – UILt-1) + UPNIAt

(ii) The Class Value per Share for the AccuShares Spot CBOE VIX Up Shares will be determined at any time as follows:

UPt = UPt-1 + UPSIFt x (UILt – UILt-1) + UPNIAt – DAt

(iii) The Class Value per Share for the Down Shares of each LICENSEE ETF, other than the VIX Fund, at any time is determined as follows:

DNt = DNt-1 + DNSIFt x (UILt – UILt-1) + DNNIAt

(iv) The Class Value per Share for the AccuShares Spot CBOE VIX Down Shares at any time is determined as follows:

DNt = DNt-1 + DNSIFt x (UILt – UILt-1) + DNNIAt+ DAt

Where

“UIL” means, with respect to any LICENSEE ETF, the level of such LICENSEE ETF’s underlying S&P Index, subject to the Class Value per Share Limitation.

“Up Share Index Factor” or “UPSIF” means, with respect to any LICENSEE ETF, the Share Index Factor of such LICENSEE ETF’s Up Shares.

“UPNIA” means, with respect to any LICENSEE ETF, the accrued Net Investment Income per Share attributable to each of such LICENSEE ETF’s Up Shares since the Prior Distribution Date.

“Down Share Index Factor” or “DNSIF” means, with respect to any LICENSEE ETF, the Share Index Factor of such LICENSEE ETF’s Down Shares.

“DNNIA” means, with respect to any LICENSEE ETF, the accrued Net Investment Income per Share attributable to each of such LICENSEE ETF’s Down Shares since the Prior Distribution Date.

“DAt” means the accumulated VIX Fund Daily Amounts since the Prior Distribution Date.

“Share Index Factor” means, with respect to any Class of a LICENSEE ETF, as of any date of determination, the fixed linear relationship of the Class Value of such Class with such LICENSEE ETF’s underlying S&P Index.

“t” means the time of the related determination.

“t-1” means the time of the related determination as of the Prior Distribution Date.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

Actual Calculations

When calculating the IOPV of either Class of a LICENSEE ETF, the above formulas would apply as well. Each of the components listed above would be provided to SPDJI from State Street as the fund custodian at the close of the previous business day. The only variable that would be changing during each business day would be the UILt. As shown in Exhibit 1, all of the S&P Indices are SPDJI indices with the exception of the CBOE Volatility Index.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

Exhibit 1

LICENSEE ETFs and Indices

LICENSEE ETFs	Indices

AccuShares S&P GSCI Spot Fund	S&P GSCI Spot

AccuShares S&P GSCI Agriculture and	S&P GSCI Agriculture and Livestock Spot
Livestock Spot Fund

AccuShares S&P GSCI Industrial Metals Spot Fund	S&P GSCI Industrial Metals Spot

AccuShares S&P GSCI Crude Oil Spot Fund	S&P GSCI Crude Oil Spot

AccuShares S&P GSCI Brent Oil Spot Fund	S&P GSCI Brent Crude Spot

AccuShares S&P GSCI Natural Gas Spot Fund	S&P GSCI Natural Gas Spot

AccuShares Spot CBOE VIX Fund	CBOE Volatility Index

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment

Exhibit 2

Tickers

AccuShares S&P GSCI Spot Up Shares	GSCU
AccuShares S&P GSCI Spot Down Shares	GSCD
AccuShares S&P GSCI Agriculture and	AGUP
Livestock Spot Up Shares
AccuShares S&P GSCI Agriculture and	AGDN
Livestock Spot Down Shares
AccuShares S&P GSCI Industrial Metals	MTLU
Spot Up Shares
AccuShares S&P GSCI Industrial Metals	MTLD
Spot Down Shares
AccuShares S&P GSCI Crude Oil Spot Up Shares	SPTU
AccuShares S&P GSCI Crude Oil Spot Down Shares	SPTD
AccuShares S&P GSCI Brent Oil Spot Up Shares	BRTU
AccuShares S&P GSCI Brent Oil Spot Down Shares	BRTD
AccuShares S&P GSCI Natural Gas Spot Up Shares	NGUP
AccuShares S&P GSCI Natural Gas Spot Down Shares	NGDN
AccuShares Spot CBOE VIX Up Shares	VXUP
AccuShares Spot CBOE VIX Down Shares	VXDN

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2 TO ETF LICENSE NUMBER 1 & ETF LICENSE NUMBER 2

This AMENDMENT NO. 2 (“Amendment No. 2”), entered into as of the 1st day of January, 2015 (the “Amendment No. 2 Effective Date”), to the ETF License Number 1 and ETF License Number 2 (each as amended by the Amendment entered into as of January 1, 2014 (“Amendment No. 1”)) each entered into by and between AccuShares Investment Management, LLC (as successor-in-interest to AccuShares Management LLC) and S&P Opco, LLC with Commencement Dates of October 1, 2013 (each individually an “ETF License” and collectively the “ETF Licenses”), is by and between Accushares Investment Management, LLC, having a place of business at 300 First Stamford Place, 4th Floor East, Stamford, CT 06902 (“LICENSEE”) and S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), a Delaware limited liability company, having a place of business at 55 Water Street, New York, NY 10041 (“S&P”). S&P and LICENSEE shall be collectively known as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties have entered into the ETF Licenses pursuant to the ETF Master Agreement with an Effective Date of October 1, 2013 between the Parties (the “Master Agreement”); and,

WHEREAS, the ETF Licenses incorporate the terms and conditions of the Master Agreement (collectively, the “Prior Agreement”); and,

WHEREAS, under the Prior Agreement, LICENSEE engaged S&P to calculate the indicative optimized portfolio value for each of the LICENSEE ETFs according to LICENSEE’s methodology (each an “IOPV” and collectively the “IOPVs”); and,

WHEREAS, S&P has yet to commence calculation of such IOPVs and has not billed LICENSEE for any such services as of the Amendment No. 2 Effective Date; and,

WHEREAS, the Parties wish to amend the Prior Agreement as set forth below;

NOW, THEREFORE, S&P and LICENSEE agree as follows:

1.                  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Prior Agreement.

2.                  [***Redacted].

3.                  Notwithstanding anything to the contrary in the Prior Agreement, the Parties agree that the Calculation Services shall commence on a per Class basis upon delivery to S&P of the component data necessary to fulfill such Calculation Services with respect to the applicable Class.

4.                  Section 7 of Amendment No. 1 shall be deleted in its entirety and replaced with the following:

[***Redacted].

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment No. 2

8.                  In the event of any conflict between the terms and conditions of this Amendment No. 2 and the terms and conditions of the Prior Agreement, the terms and conditions of this Amendment No. 2 shall prevail.

9.                  Except as expressly modified hereby, all other provisions in the Prior Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed as of the date first set forth above.

AccuShares Investment Management, LLC		S&P Opco, LLC

BY:	/s/ Forrest G. Gilman	BY:	/s/ Bo Chung
	(Signature)		(Signature)

NAME:	Forrest G. Gilman	NAME:	Bo Chung
	(Print Name)		(Print Name)

Vice President,
TITLE:	Chief Financial Officer and Treasurer	TITLE:	Managing Director

DATE:	January 1, 2015	DATE:	February 5, 2015

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3 TO ETF LICENSE NUMBER 1

This AMENDMENT NO. 3 (“Amendment No. 3”), dated as of April 2, 2015 and effective as of October 1, 2014 (the “Amendment No. 3 Effective Date”), to the ETF License Number 1 with a Commencement Date of October 1, 2013 (“ETF License 1”) (as amended by the Amendment entered into as of January 1, 2014 (“Amendment No. 1”) and the Amendment No. 2 entered into as of January 1, 2015 (“Amendment No. 2”)) entered into by and between AccuShares Investment Management, LLC (as successor-in-interest to AccuShares Management LLC) and S&P Opco, LLC, is by and between Accushares Investment Management, LLC, having a place of business at 300 First Stamford Place, 4th Floor East, Stamford, CT 06902 (“LICENSEE”) and S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), a Delaware limited liability company, having a place of business at 55 Water Street, New York, NY 10041 (“S&P”). S&P and LICENSEE shall be collectively known as the “Parties”. The ETF License 1 as amended by Amendment No. 1 and Amendment No. 2 shall be referred to hereinafter collectively as the “Prior ETF License”.

W I T N E S S E T H:

WHEREAS, the Parties have entered into the Prior ETF License pursuant to the ETF Master Agreement with an Effective Date of October 1, 2013 between the Parties (the “Master Agreement”); and,

WHEREAS, the Prior ETF License incorporates the terms and conditions of the Master Agreement (collectively, the “Prior Agreement”); and,

WHEREAS, under the Prior Agreement, S&P granted LICENSEE an exclusive license for use of the S&P Index for the LICENSEE ETF for a period of twelve (12) months; and,

WHEREAS, Licensee has yet to issue and/or List any LICENSEE ETF and desires to extend the exclusivity under the Prior Agreement; and,

WHEREAS, S&P is willing to extend the exclusivity under the terms of this Amendment No. 3; and,

WHEREAS, the Parties wish to amend the Prior Agreement as set forth below;

NOW, THEREFORE, S&P and LICENSEE agree as follows:

1.                  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Prior Agreement.

2.                  [***Redacted].

3.                  Paragraph G of the ETF License 1 is hereby deleted in its entirety and replaced with the following:

“Paragraph G – Exclusivity.

[***Redacted].”

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment No. 3

4.                  Paragraph J1 of the ETF License 1 is hereby deleted in its entirety and replaced with the following:

“Paragraph J1 – Target Launch Date: [***Redacted].”

8.                  In the event of any conflict between the terms and conditions of this Amendment No. 3 and the terms and conditions of the Prior Agreement, the terms and conditions of this Amendment No. 3 shall prevail.

9.                  Except as expressly modified hereby, all other provisions in the Prior Agreement shall continue in full force and effect.

[Remainder of This Page Intentionally Left Blank; Signature Page Follows]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment No. 3

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed as of the date first set forth above.

AccuShares Investment Management, LLC		S&P Opco, LLC

BY:	/s/ Forrest G. Gilman	BY:	/s/ John Connolly
	(Signature)		(Signature)

NAME:	Forrest G. Gilman	NAME:	John Connolly
	(Print Name)		(Print Name)

Vice President,
TITLE:	Chief Financial Officer and Treasurer	TITLE:	Senior Director of Finance

DATE:	April 2, 2015	DATE:	April 3, 2015

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4 TO ETF LICENSE NUMBER 1 &
AMENDMENT NO. 3 TO ETF LICENSE NUMBER 2

This AMENDMENT NO. 4 to the ETF License Number 1 (“ETF License 1”) and AMENDMENT NO. 3 to the ETF License Number 2 (collectively, “Amendment Nos. 3 and 4”), each entered into by and between AccuShares Investment Management, LLC (as successor-in-interest to AccuShares Management LLC), having a place of business at 300 First Stamford Place, 4th Floor East, Stamford, CT 06902 (“LICENSEE”), and S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), a Delaware limited liability company, having a place of business at 55 Water Street, New York, NY 10041 (“S&P”), with Commencement Dates of October 1, 2013 (each individually an “ETF License” and collectively the “ETF Licenses”), is entered into as of April 2, 2015 (the “Amendment Nos. 3 and 4 Effective Date”) by and between LICENSEE and S&P. S&P and LICENSEE shall be collectively known as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties have entered into the ETF Licenses pursuant to the ETF Master Agreement with an Effective Date of October 1, 2013 between the Parties (the “Master Agreement”); and,

WHEREAS, each ETF License has previously been amended by the Amendment to ETF License Number 1 & ETF License Number 2 entered into as of January 1, 2014 (“Amendment No. 1”) and Amendment No. 2 to ETF License Number 1 & ETF License Number 2 entered into as of January 1, 2015 (“Amendment No. 2”); and,

WHEREAS, as of the same date hereof, ETF License 1 is being further amended by an Amendment No. 3 (“Amendment No. 3”); and,

WHEREAS, the ETF Licenses, as amended by Amendment No. 1 and Amendment No. 2 (and, in the case of ETF License 1, Amendment No. 3) shall be referred to hereinafter collectively as the “Prior ETF Licenses”; and,

WHEREAS, the Prior ETF Licenses incorporate the terms and conditions of the Master Agreement (collectively, the “Prior Agreement”); and,

WHEREAS, the Parties wish to amend the Prior Agreement as set forth below;

NOW, THEREFORE, S&P and LICENSEE agree as follows:

1.                  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Prior Agreement.

2.                  The Term of Amendment Nos. 3 and 4 commences on the Amendment Nos. 3 and 4 Effective Date and shall continue in effect with respect to the applicable ETF License co-terminous with such ETF License.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment No. 3 and 4

3.                  S&P shall include the value of the S&P Index Tracked by a LICENSEE ETF on its data feed that is disseminated to one or more financial data distribution platforms, such as those services offered by Thomson Reuters, and/or publish such S&P Index on S&P’s own website, on a continuous basis during the LICENSEE ETF Shares trading hours for so long as any of such LICENSEE ETF Shares remain Listed for trading.

4.                  In the event of any conflict between the terms and conditions of Amendment Nos. 3 and 4 and the terms and conditions of the Prior Agreement, the terms and conditions of Amendment Nos. 3 and 4 shall prevail.

5.                  Except as expressly modified hereby, all other provisions in the Prior Agreement shall continue in full force and effect.

[Remainder of This Page Intentionally Left Blank; Signature Page Follows]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Amendment No. 3 and 4

IN WITNESS WHEREOF, the Parties have caused Amendment Nos. 3 and 4 to be executed as of the date first set forth above.

AccuShares Investment Management, LLC		S&P Opco, LLC

BY:	/s/ Forrest G. Gilman	BY:	/s/ John Connolly
	(Signature)		(Signature)

NAME:	Forrest G. Gilman	NAME:	John Connolly
	(Print Name)		(Print Name)

Vice President,
TITLE:	Chief Financial Officer and Treasurer	TITLE:	Senior Director of Finance

DATE:	April 2, 2015	DATE:	April 3, 2015

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.